EXHIBIT 99.1

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                                  CWHEQ, INC.
                                   Depositor




                         COUNTRYWIDE HOME LOANS, INC.
                          Sponsor and Master Servicer




                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 SERIES 2006-C
                                     Trust




                           JPMORGAN CHASE BANK, N.A.
                               Indenture Trustee


                       --------------------------------

                         SALE AND SERVICING AGREEMENT
                          Dated as of March 30, 2006

                       --------------------------------



                REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES,

                                 SERIES 2006-C



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                                            Table of Contents
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                                                ARTICLE I
                         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions...............................................................................1
Section 1.02 Other Terms...............................................................................1
Section 1.03 Rules of Construction.....................................................................1
Section 1.04 Interest Calculations.....................................................................3

                                                     ARTICLE II
                                     CONVEYANCE OF MORTGAGE LOANS; TAX TREATMENT

Section 2.01 Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line
                Agreements.............................................................................3
Section 2.02 Acceptance by Indenture Trustee...........................................................8
Section 2.03 Representations, Warranties, and Covenants Regarding the Master Servicer.................10
Section 2.04 Representations and Warranties Regarding the Mortgage Loans; Retransfer of Certain
             Mortgage Loans. .........................................................................11
Section 2.05 Covenants of the Depositor...............................................................14
Section 2.06 Transfers of Mortgage Loans at Election of the Holder of the Class R-1 Certificates......15
Section 2.07 Retransfers and Transfer Deficiencies....................................................16
Section 2.08 Tax Reporting............................................................................17
Section 2.09 Representations and Warranties of the Depositor..........................................18
Section 2.10 Substitution and Repurchase Opinions.....................................................18
Section 2.11 Sponsor Loss Coverage Obligation.........................................................19

                                               ARTICLE III
                             ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01 The Master Servicer......................................................................19
Section 3.02 Collection of Certain Mortgage Loan Payments; Establishment of Accounts..................23
Section 3.03 Deposits to Payment Account..............................................................25
Section 3.04 Maintenance of Hazard Insurance; Property Protection Expenses............................26
Section 3.05 Assumption and Modification Agreements...................................................26
Section 3.06 Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans..........27
Section 3.07 Indenture Trustee to Cooperate...........................................................29
Section 3.08 Servicing Compensation; Payment of Certain Expenses by Master Servicer...................30




Section 3.09 Annual Statement as to Compliance........................................................30
Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.............31
Section 3.11 Maintenance of Certain Servicing Insurance Policies......................................31
Section 3.12 The Loan Insurance Policy................................................................31

                                               ARTICLE IV
                                          SERVICING CERTIFICATE

Section 4.01 Servicing Certificate....................................................................32
Section 4.02 Acknowledgement and Cooperation..........................................................35
Section 4.03 Optional Advances of the Master Servicer.................................................36
Section 4.04 Statements to Noteholders................................................................36

                                                ARTICLE V
                           THE MASTER SERVICER, THE SPONSOR, AND THE DEPOSITOR

Section 5.01 Liability of the Sponsor, the Master Servicer, and the Depositor.........................37
Section 5.02 Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer
             or the Depositor.........................................................................37
Section 5.03 Limitation on Liability of the Master Servicer and Others................................37
Section 5.04 Master Servicer Not to Resign............................................................38
Section 5.05 Delegation of Duties.....................................................................39
Section 5.06 Indemnification by the Master Servicer...................................................39

                                               ARTICLE VI
                                          SERVICING TERMINATION

Section 6.01 Events of Servicing Termination..........................................................40
Section 6.02 Indenture Trustee to Act; Appointment of Successor.......................................42
Section 6.03 Notification to Noteholders and the Transferor...........................................43

                                               ARTICLE VII
                                         EXCHANGE ACT REPORTING

Section 7.01 Filing Obligations.......................................................................44
Section 7.02 Form 10-D Filings........................................................................44
Section 7.03 Form 8-K Filings.........................................................................45
Section 7.04 Form 10-K Filings........................................................................45
Section 7.05 Sarbanes-Oxley Certification.............................................................46
Section 7.06 Form 15 Filing...........................................................................46
Section 7.07 Report on Assessment of Compliance and Attestation.......................................46
Section 7.08 Use of Subservicers and Subcontractors...................................................48
Section 7.09 Amendments...............................................................................49




                                              ARTICLE VIII
                                               TERMINATION

Section 8.01 Termination..............................................................................50
Section 8.02 Additional Termination Requirements......................................................51

                                               ARTICLE IX
                                        MISCELLANEOUS PROVISIONS

Section 9.01 Amendment................................................................................51
Section 9.02 Governing Law............................................................................52
Section 9.03 Notices..................................................................................52
Section 9.04 Severability of Provisions...............................................................54
Section 9.05 Assignment...............................................................................54
Section 9.06 Third-Party Beneficiaries................................................................54
Section 9.07 Counterparts; Electronic Delivery........................................................54
Section 9.08 Effect of Headings and Table of Contents.................................................54

EXHIBIT A - MORTGAGE LOAN SCHEDULE...................................................................A-1
EXHIBIT B - LETTER OF REPRESENTATIONS................................................................B-1
EXHIBIT C - FORM OF REQUEST FOR RELEASE..............................................................C-1
EXHIBIT D - Form of Transfer Document................................................................D-1
EXHIBIT E - Monthly Statement........................................................................E-1
EXHIBIT F - Form of Performance Certification........................................................F-1
EXHIBIT G - Form of Servicing Criteria to be Addressed in Assessment of Compliance Statement.........G-1
EXHIBIT H - Form of Sarbanes-Oxley Certification (Replacement of Master Servicer)....................H-1
EXHIBIT I - Form of Reliance Ceritificate............................................................I-1

      This SALE AND SERVICING AGREEMENT, dated as of March 30, 2006, among CWHEQ, INC., as depositor, COUNTRYWIDE HOME LOANS, INC., as sponsor and master servicer, CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 2006-C, and JPMORGAN CHASE BANK, N.A., as Indenture Trustee,



                               WITNESSETH THAT:

      The parties agree as follows:

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 1.01 Definitions.
      Unless the context requires a different meaning, capitalized terms are used in this Agreement as defined in the Master Glossary of Defined Terms attached as Annex 1 to the Indenture dated as of the date hereof among CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, JPMorgan Chase Bank, N.A., as indenture trustee and Chase Bank USA, National Association as co-trustee.

      Section 1.02 Other Terms.
      Defined terms used in this Agreement are sometimes defined after their first use without a reference such as "(as hereinafter defined)."

      Section 1.03 Rules of Construction.
      Except as otherwise expressly provided in this Agreement or unless the context clearly requires otherwise:

      (a) Defined terms include, as appropriate, all genders and the plural as well as the singular.

      (b) References to designated articles, sections, subsections, exhibits, and other subdivisions of this Agreement, such as "Section 6.12 (a)," refer to the designated article, section, subsection, exhibit, or other subdivision of this Agreement as a whole and to all subdivisions of the designated article, section, subsection, exhibit, or other subdivision. The exhibits and other attachments to this Agreement are a part of this Agreement. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular article, section, exhibit, or other subdivision of this Agreement.

      (c) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Agreement. References to law are not limited to statutes. References to statutes include any rules or regulations promulgated under them by a governmental authority charged with the administration of the statute. Any reference to any person includes references to its successors and assigns.

      (d) Any party may execute any of the requirements under this Agreement either directly or through others, and the right to cause something to be done rather than doing it directly shall be implicit in every requirement under this Agreement. Unless a provision is restricted as to time or limited as to frequency, all provisions under this Agreement are implicitly available from time to time.

      (e) The term "including" and all its variations mean "including but not limited to." Except when used in conjunction with the word "either," the word "or" is always used inclusively (for example, the phrase "A or B" means "A or B or both," not "either A or B but not both").

      (f) A reference to "a [thing]" or "any [of a thing]" does not imply the existence or occurrence of the thing referred to even though not followed by "if any," and "any [of a thing]" is any and all of it. A reference to the plural of anything as to which there could be either one or more than one does not imply the existence of more than one (for instance, the phrase "the obligors on a note" means "the obligor or obligors on a note"). "Until [something occurs]" does not imply that it must occur, and will not be modified by the word "unless." The word "due" and the word "payable" are each used in the sense that the stated time for payment has passed. The word "accrued" is used in its accounting sense, i.e., an amount paid is no longer accrued. In the calculation of amounts of things, differences and sums may generally result in negative numbers, but when the calculation of the excess of one thing over another results in zero or a negative number, the calculation is disregarded and an "excess" does not exist. Portions of things may be expressed as fractions or percentages interchangeably. The word "shall" is used in its imperative sense, as for instance meaning a party agrees to something or something must occur or exist.

      (g) All accounting terms used in an accounting context and not otherwise defined, and accounting terms partly defined in this Agreement, to the extent not completely defined, shall be construed in accordance with generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Agreement are inconsistent with their meanings under generally accepted accounting principles, the definitions in this Agreement shall control. Capitalized terms used in this Agreement without definition that are defined in the Uniform Commercial Code of the relevant jurisdiction are used in this Agreement as defined in that Uniform Commercial Code.

      (h) In the computation of a period of time from a specified date to a later specified date or an open-ended period, the words "from" and "beginning" mean "from and including," the word "after" means "from but excluding," the words "to" and "until" mean "to but excluding," and the word "through" means "to and including." Likewise, in setting deadlines or other periods, "by" means "on or before." The words "preceding," "following," and words of similar import, mean immediately preceding or following. References to a month or a year refer to calendar months and calendar years.

      (i) Any reference to the enforceability of any agreement against a party means that it is enforceable against the party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      Section 1.04 Interest Calculations.
      All calculations of interest on the Asset Balance of a Mortgage Loan under this Agreement are on a daily basis using a 365-day year. All calculations of interest on the Notes are on the basis of the actual number of days in an Interest Period and a year of 360 days. The calculation of the Servicing Fee is on the basis of a 360-day year consisting of twelve 30-day months. All dollar amounts calculated under this Agreement are rounded to the nearest cent with one-half of one cent being rounded down.

                                  ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS; TAX TREATMENT

      Section 2.01 Conveyance of Mortgage Loans; Retention of Obligation to Fund Advances Under Credit Line Agreements.
      (a) Concurrently with the execution and delivery of this Agreement, the Depositor hereby transfers to the Trust without recourse (subject to Sections
2.02 and 2.04) all of its right, title, and interest in

            (1) each Initial Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

            (2) property that secured an Initial Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

            (3) the Depositor's rights under the Purchase Agreement;

            (4) the Depositor's rights under the hazard insurance policies;

            (5) all rights under any guaranty executed in connection with a Mortgage Loan;

            (6) all other assets included or to be included in the Trust for the benefit of the Secured Parties; and

            (7) all proceeds of the foregoing.


This transfer to the Trust is to the Owner Trustee, on behalf of the Trust, and each reference in this Agreement to this transfer shall be construed accordingly. In addition, by the Closing Date, the Depositor shall cause the Credit Enhancer to deliver the Policy to the Indenture Trustee for the benefit of the Holders of the Insured Notes and shall cause the Loan Insurance Policy Provider to deliver the Loan Insurance Policy to the Co-Trustee.

      (b) Additional Transfers; Conditions Precedent to Subsequent Additions.

            (1) The Depositor may sell to the Trust Additional Home Equity Loans on any Subsequent Closing Date designated by the Depositor by the Latest Subsequent Closing Date. The Depositor shall notify the Owner Trustee, the Indenture Trustee, the Credit Enhancer, and each Rating Agency of its designation of a Subsequent Closing Date at least one Business Day in advance. On each Subsequent Closing Date the Depositor shall deliver a properly completed and executed Transfer Document to the Owner Trustee and furnish to the Owner Trustee, the Credit Enhancer and the Indenture Trustee

                  (A) the Officer's Certificate referred to in Section
            2.01(b)(2)(H),

                  (B) the revised Mortgage Loan Schedule reflecting the
            addition of the Additional Home Equity Loans covered by the Transfer Document,

                  (C) an opinion of counsel relating to the Subsequent Closing
            Date to the effect that a court in a bankruptcy context addressing the transfer of the Additional Home Equity Loans would characterize the transfer as a sale rather than as a secured lending,

                  (D) an opinion of counsel relating to the perfection of
            security interest in the Additional Home Equity Loans substantially in the form delivered on the Closing Date, and

                  (E) an Opinion of Counsel to the effect that the purchase of
            Additional Home Equity Loans will not result in the imposition of the tax on prohibited transactions on the Trust or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC, and the Indenture Trustee shall pay, on behalf of the Trust, to the order of the Depositor, from the Additional Loan Account, the purchase price in an amount equal to the Cut-off Date Asset Balance specified in the Transfer Document, up to the amount of funds remaining in that Additional Loan Account.


            Upon delivery of the Transfer Document and payment of the purchase price, the Depositor hereby transfers to the Trust without recourse (subject to Sections 2.02 and 2.04) all of its right, title, and interest in each Additional Home Equity Loan identified in the Transfer Document, including its Asset Balance (including all Additional Balances) and all collections received on it after the relevant Subsequent Cut-off Date (excluding payments due by the Subsequent Cut-off Date) and all proceeds of the foregoing. This transfer to the Trust is to the Owner Trustee, on behalf of the Trust, and each reference in this Agreement to this transfer shall be construed accordingly.

            (2) The obligation of the Indenture Trustee on behalf of the Trust to pay the purchase price from the relevant Additional Loan Account for the benefit of the Depositor and the acceptance by the Owner Trustee of the transfer of the Additional

      Home Equity Loans and the other property and rights relating to them on the related Subsequent Closing Date are subject to the satisfaction of each of the following conditions by the Subsequent Closing Date:

                  (A) as of the related Subsequent Closing Date, neither the
            Sponsor nor the Depositor is insolvent nor shall either of them be made insolvent by the transfer of the Additional Home Equity Loans nor is either of them aware of any pending insolvency;

                  (B) the addition shall not result in a material adverse
            federal tax consequence to the Trust, the Transferor, or the Noteholders;

                  (C) the Subsequent Closing Date is not after the Latest
            Subsequent Closing Date;

                  (D) neither the Depositor nor the Trust shall have been
            advised in writing by any Rating Agency that the transfer of the Additional Home Equity Loans would result in a reduction or withdrawal of the Rating Agency's then current rating of the Notes (without regard to the Policy);

                  (E) the Sponsor represents and warrants that on the
            Subsequent Closing Date each of the representations and warranties in Section 2.04(a) by virtue of repetition of Section 3.02(a) of the Purchase Agreement (excluding clauses (18), (30), (32), (33), and (34) of Section 3.02(a) of the Purchase Agreement) are true with respect to the Additional Home Equity Loans;

                  (F) the Sponsor represents and warrants that the addition of the Additional Home Equity Loans will not result in a significant variance as of the Subsequent Closing Date from the Mortgage Loan pool characteristics covered by the representations and warranties in Section 3.02(a)(18), (30), (32), (33), and (34) of the Purchase
            Agreement after taking into account the addition of the Additional Home Equity Loans;

                  (G) as of the relevant Subsequent Closing Date, the Sponsor is not aware of any mechanics' or similar liens or claims that have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in
            Section 3.02(16) of the Purchase Agreement; and

                  (H) the Depositor shall have delivered or caused the Sponsor to deliver to the Owner Trustee, the Indenture Trustee, and the Credit Enhancer an Officer's Certificate confirming the satisfaction of each of these conditions precedent.


      Neither the Owner Trustee nor the Indenture Trustee need investigate or otherwise verify compliance with these conditions, except for its receipt of the documents specified to be delivered to it in Section 2.01(b)(1), and they may rely on the Officer's Certificate specified in Section 2.01(b)(2)(H).

      (c) Additional Balances; Future Fundings. Additional Balances shall be part of the Asset Balance and are hereby transferred to the Trust on the Closing Date for the Initial Mortgage Loans and on the relevant Subsequent Closing Date for the Additional Home Equity Loans pursuant to this Section 2.01, and therefore are part of the Trust property. Neither the Owner Trustee nor the Trust nor the Indenture Trustee assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the mortgagor under it, and neither the Trust nor the Owner Trustee nor the Indenture Trustee may fund these future advances.

      (d) Delayed Delivery. In connection with the transfer under Section 2.01(a) by the Depositor, the Depositor shall effect delivery of the Mortgage Loan Schedule to the Trust and the Indenture Trustee by the Closing Date and delivery of the Initial Mortgage Files to the Trust, and the Trust shall deliver them to the Indenture Trustee,

                  (1) no later than the Closing Date, with respect to no less than 50% of the Initial Mortgage Loans in each Loan Group,

                  (2) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Initial Mortgage Loans in each Loan Group in addition to those delivered on the Closing Date, and

                  (3) within thirty days following the Closing Date, with
            respect to the remaining Initial Mortgage Loans.


      In connection with the transfers by the Depositor under Section 2.01(b), the Depositor shall effect delivery of a revised Mortgage Loan Schedule reflecting the addition of the Additional Home Equity Loans to the Indenture Trustee within 15 days following the relevant Subsequent Closing Date and of the relevant Initial Mortgage Files to the Custodian,

                  (A) no later than the relevant Subsequent Closing Date, with respect to no less than 10% of the relevant Additional Home Equity Loans, and

                  (B) within twenty days following the relevant Subsequent
            Closing Date, with respect to the remaining relevant Additional Home Equity Loans.


      In lieu of delivery of original documentation, the Depositor may deliver documents that have been imaged optically on delivery of an opinion of counsel to the Indenture Trustee and the Credit Enhancer that the imaged documents are enforceable to the same extent as the originals and do not impair the enforceability of the transfer to the Trust of the Mortgage Loans, if the retention of the imaged documents in the delivered format will not result in a reduction in the then current rating of the Notes without regard to the Policy.

      (e) Mark Records. The Sponsor hereby confirms to the Owner Trustee and the Indenture Trustee, on behalf of itself and any other Seller, that each Seller has caused the portions of the Electronic Ledgers relating to the Initial Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that the Initial Mortgage Loans have been transferred to the Trust at the direction of the Depositor. The Master Servicer hereby confirms to the Owner Trustee and the Indenture Trustee that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that those Initial Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with this Agreement.


      By the relevant Subsequent Closing Date, the Sponsor shall cause the portions of the Electronic Ledgers relating to the Additional Home Equity Loans to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that those Additional Home Equity Loans have been transferred to the Trust at the direction of the Depositor. By the relevant Subsequent Closing Date, the Master Servicer shall clearly and unambiguously make appropriate entries in its general accounting records indicating that those Additional Home Equity Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with this Agreement.

      (f) UCC Filings. The Depositor and the Trust agree (subject to Section 2.01(h)) to effect any actions and execute any documents necessary to perfect and protect the Trust's, the Indenture Trustee's and the Secured Parties' interests in each Cut-off Date Asset Balance and Additional Balances and their proceeds, including filing all necessary Continuation Statements for the UCC1 Financing Statements filed in the State of Delaware (which shall have been filed by the Closing Date) describing the Cut-off Date Asset Balances and Additional Balances and naming the Depositor as debtor and the Trust as secured party or naming the Trust as debtor and the Indenture Trustee as secured party and any amendments to UCC1 Financing Statements required to reflect a change in the UCC or in the name or organizational structure of the Depositor or the Trust or the filing of any additional UCC1 Financing Statements due to the change in the state of organization of the Depositor or the Trust (within 30 days of any event necessitating the filing).

      (g) Sponsor Rating Downgrade. If either an Event of Servicing Termination has occurred and not been waived or the long term senior unsecured corporate debt rating of Countrywide Home Loans, Inc. falls below "BBB" by Standard & Poor's or "Baa2" by Moody's, then as promptly as practicable but in any case within 90 days of the event, the Master Servicer shall, at its expense, either


            (x) request that the Indenture Trustee deliver to it the original Assignment of Mortgage previously delivered to the Indenture Trustee pursuant to Section 2.01(d) and then record the Assignment of Mortgage in favor of the Indenture Trustee (which may be a blanket assignment if permitted by applicable law) in the appropriate real property or other records,


            (y) deliver to the Indenture Trustee an Opinion of Counsel addressed to the Indenture Trustee and the Credit Enhancer to the effect that recording is not required to protect the Indenture Trustee's interest in the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority Security Interest in favor of the Indenture Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing) and the Credit Enhancer, or


            (z) cause the MERS(R) System to indicate (and provide evidence to the Indenture Trustee that it has done so) that the Mortgage Loans have been assigned by the Trust to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders and the Credit Enhancer by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in the MERS computer files (a) the appropriate code that identifies the Indenture Trustee in the field for identifying the assignee and (b) the appropriate code that has been assigned to identify the Notes to the MERS(R) System in the field "Pool Field" identifying the Notes issued in connection with the Mortgage Loans.

      (h) Sale Treatment. The transfer of the Mortgage Loans is a sale by each Seller to the Depositor and by the Depositor to the Trust of all of each Seller's and then all the Depositor's interest in the Mortgage Loans and other property described above. From the time the Notes are issued until such time as all or a portion of the Notes are sold to one or more unaffiliated parties, each Seller will report the transfer of the Mortgage Loans and the related Additional Balances to the Depositor as a transfer of assets in exchange for beneficial interests in the form of asset-backed securities and servicing rights. If the transfer were to be characterized as a transfer for security and not as a sale, however, then the Depositor hereby grants to the Trust a Security Interest in all of the Depositor's right, title, and interest in the Mortgage Loans whether existing now or in the future, all monies due or to become due on the Mortgage Loans, and all their proceeds; and this Agreement shall constitute a Security Agreement under applicable law.

      Section 2.02 Acceptance by Indenture Trustee.
      (a) On the Closing Date, the Custodian shall execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Credit Enhancer) the Initial Certification pursuant to the Custodial Agreement. If Mortgage Files with respect to either Initial Mortgage Loans have been delivered after the Closing Date or Additional Home Equity Loans have been delivered after the Subsequent Closing date pursuant to Section 2.01(d), the Custodian shall execute and deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Credit Enhancer) a Delay Delivery Certification pursuant to the Custodial Agreement within the period specified in the Custodial Agreement. Within 180 days after the Closing Date, Custodian shall deliver to the Depositor, the Master Servicer, and the Sponsor (with a copy to the Credit Enhancer) a Final Certification pursuant to the Custodial Agreement. The Sponsor shall correct any defect noted in the Final Certification within 90 days of its receipt and in no event later than 270 days after the Closing Date.

      (b) Upon the satisfaction of the requirements of Section 2.07, all interest of the Trust in a Mortgage Loan shall automatically be retransferred no later than the 270th day after the Closing Date without recourse, representation, or warranty to the Sponsor and the Asset Balance of the Mortgage Loan shall be deducted from the Loan Group Balance of the related Loan Group, if

            (1) the Indenture Trustee does not receive the Mortgage File for any Mortgage Loan as required by Section 2.01(d),

            (2) the time to correct any defect in the Mortgage Loan noted on the Final Certification has expired,

            (3) the Trust ever incurs any loss on the Mortgage Loan because any document in its Mortgage File is defective, or

            (4) an Assignment of Mortgage to the Indenture Trustee has not been recorded in accordance with Section 2.01(g) and the Mortgage Loan is not registered on the MERS(R) System.

      Subject to the prior satisfaction of the requirements of Section 2.07, the Owner Trustee shall execute any documents of transfer presented by the Sponsor, without recourse, representation, or warranty, and take any other actions reasonably requested by the Sponsor to effect the transfer by the Trust of the Defective Mortgage Loan pursuant to this Section as promptly as practical.

      The sole remedy of the Secured Parties, the Transferor, the Owner Trustee, and the Indenture Trustee against the Sponsor for the transfer of a Defective Mortgage Loan to the Trust is the Sponsor's obligation to accept a transfer of a Defective Mortgage Loan and to convey an Eligible Substitute Mortgage Loan or to make a deposit of any Transfer Deposit Amount into the Collection Account in accordance with Section 2.07.

      Promptly following the transfer of any Defective Mortgage Loan from the Trust pursuant to this Section or Section 2.07, the Master Servicer shall amend the Mortgage Loan Schedule, deliver the amended Mortgage Loan Schedule to the Indenture Trustee, and make appropriate entries in its general account records to reflect the transfer. Following the retransfer, the Master Servicer shall appropriately mark its records to indicate that it is no longer servicing the Mortgage Loan on behalf of the Trust. The Sponsor shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect the transfer promptly following the transfer.

      (c) The Sponsor shall deliver to the Indenture Trustee any documents required to be held by the Indenture Trustee in accordance with Section 2.01 with respect to any Eligible Substitute Mortgage Loans. The Master Servicer shall determine the Transfer Deposit Amount in any Collection Period during which the Sponsor substitutes Eligible Substitute Mortgage Loans and the Sponsor shall deposit that amount in the Collection Account at the time of substitution. All amounts received on the Eligible Substitute Mortgage Loans during the Collection Period in which the circumstances giving rise to their transfer to the Trust occur shall not be a part of the Trust and shall not be deposited by the Master Servicer in the Collection Account. All amounts received on a removed Defective Mortgage Loan during the Collection Period in which the circumstances giving rise to its transfer to the Trust occur shall be a part of the Trust and shall be deposited by the Master Servicer in the Collection Account. An Eligible Substitute Mortgage Loan will be subject to the terms of this Agreement in all respects when transferred to the Trust, and the Sponsor hereby makes the representations, warranties, and covenants in Section 2.04 with respect to the Eligible Substitute Mortgage Loan as of the date of substitution.

      (d) The Custodian shall retain possession of each Mortgage File on behalf of the Indenture Trustee in accordance with the Custodial Agreement. The Master Servicer shall promptly deliver to the Indenture Trustee the originals of any other documents constituting the Mortgage File coming into its possession on their execution or receipt. Any documents to be delivered to the Indenture Trustee under this Agreement may be delivered to the Custodian acting on behalf of the Indenture Trustee.

      Section 2.03 Representations, Warranties, and Covenants Regarding the Master Servicer.
      The Master Servicer represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date:

            (1) The Master Servicer is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its business or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer.

            (2) The Master Servicer has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute a valid and legally binding obligation of the Master Servicer enforceable in accordance with its terms.

            (3) The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for consents, licenses, approvals or authorizations, or registrations or declarations that have been obtained or filed, as the case may be, before the Closing Date.

            (4) The execution, delivery, and performance of this Agreement by the Master Servicer will not violate any existing law or regulation or any order or decree of any court applicable to the Master Servicer or the certificate of incorporation or bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound.

            (5) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of the Master

      Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement, the Indenture, or the Notes that in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by the Transaction Documents.

            (6) If any Mortgage Loan has been registered on the MERS(R) System, the Master Servicer is a member of MERS in good standing.


      The Master Servicer covenants that it will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its credit files for the related Mortgagor for each Mortgage Loan to Equifax, Experian, and Trans Union Credit Information Company on a monthly basis.


      The representations, warranties, and covenants in this Section shall survive the transfer of the Mortgage Loans to the Trust. Upon discovery of a breach of any representation, warranty, or covenant that materially and adversely affects the interests of the Transferor, the Noteholders, or the Credit Enhancer, the person discovering the breach shall give prompt notice to the other parties and to the Credit Enhancer. The Master Servicer shall cure in all material respects any breach of any representation, warranty, or covenant within 90 days of becoming aware of it or, if the Mortgage Loan represents a "qualified mortgage" within the meaning of Section 860(a)(3) of the Code (but without regard to the rule in Treasury Regulation ss. 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and if a Responsible Officer of the Indenture Trustee consents, any longer period specified in the consent.

      Section 2.04 Representations and Warranties Regarding the Mortgage Loans; Retransfer of Certain Mortgage Loans.
      (a) The Sponsor by this reference repeats and incorporates in this Agreement each representation and warranty made by it (as a Seller) in Section 3.02(a) of the Purchase Agreement (other than Section 3.02(a)(1) and (2)) to the Indenture Trustee, the Credit Enhancer, and the Trust and, in addition, represents and warrants to the Indenture Trustee, the Credit Enhancer, and the Trust that as of the Cut-off Date, unless specifically stated otherwise:

            (1) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a valid and legally binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

            (2) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, either

                  (A) the Purchase Agreement constitutes a valid transfer to the Depositor of all right, title, and interest of the Sellers in the applicable Mortgage Loans, all collections received from the Mortgage Loans after the

            Cut-off Date (excluding payments due by the Cut-off Date), all proceeds of the applicable Mortgage Loans, and any funds from time to time deposited in the Collection Account and in the Payment Account and all other property specified in Section 2.01(a) or
            (b), as applicable, and this Agreement constitutes a valid transfer to the Trust of the foregoing property such that, on execution of this Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust conveyed to the Trust by the Depositor, and upon payment for the Additional Balances, the Purchase Agreement and this Agreement will constitute a valid transfer to the Trust of all right, title, and interest of the Sellers in the Additional Balances, all monies due or to become due on them, all proceeds of the Additional Balances, and all other property specified in Section 2.01(a) relating to the Additional Balances free of all liens and other encumbrances, or

                  (B) the Purchase Agreement or this Agreement, as
            appropriate, constitutes a Grant of a Security Interest to the Owner Trustee on behalf of the Trust in the property described in clause (A) above and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the Collateral. The Indenture Trustee has a first priority perfected Security Interest in the Collateral, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b), and if this Agreement constitutes the Grant of a Security Interest in the property described in clause (A) above to the Trust, the Trust has a first priority perfected Security Interest in the property, subject to the same limitations. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Depositor, and each Seller.

      (b) If the substance of any representation and warranty in this Section made to the best of the Sponsor's knowledge or as to which the Sponsor has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Trust, the Noteholders or the Credit Enhancer in the related Mortgage Loan then, notwithstanding that the Sponsor did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty.

      (c) The representations and warranties in this Section shall survive delivery of the respective Mortgage Files to the Custodian pursuant to the Custodial Agreement and the termination of the rights and obligations of the Master Servicer pursuant to Section 5.04 or 6.02. If the Sponsor, the Depositor, the Master Servicer, the Credit Enhancer, or a Responsible Officer of the Indenture Trustee discovers a breach of any of the foregoing representations and warranties, without regard to any limitation concerning the knowledge of the Sponsor, that materially and adversely affects the interests of the Trust, the Indenture Trustee under the Indenture, the Noteholders, or the Credit Enhancer in the Mortgage Loan, the party discovering the breach shall give prompt notice to the other parties and the Credit Enhancer.

      (d) The Sponsor shall use all reasonable efforts to cure in all material respects any breach of any of the foregoing representations and warranties (other than a breach of the representation and warranty in Section 2.04 by virtue of the repetition of Section 3.02(a)(5) of the Purchase Agreement) within 90 days of becoming aware of it or, not later than the Business Day before the Payment Date in the month following the Collection Period in which the cure period expired (or any later date that the Indenture Trustee and the Credit Enhancer consent to), all interest of the Trust in the Defective Mortgage Loan shall, subject to the satisfaction of the requirements of
Section 2.07, automatically be retransferred without recourse, representation, or warranty to the Sponsor and the Asset Balance of the Mortgage Loan shall be deducted from the Loan Balance.

      The cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the related Loan Group in the aggregate shall be a repurchase of or substitution for only the Mortgage Loans necessary to cause the characteristics to comply with the related representation and warranty.

      Subject to the prior satisfaction of the requirements of Section 2.07, the Owner Trustee shall execute any documents of transfer presented by the Sponsor, without recourse, representation, or warranty, and take any other actions reasonably requested by the Sponsor to effect the transfer by the Trust of the Defective Mortgage Loan pursuant to this Section as promptly as practical.

      Promptly following the transfer of any Defective Mortgage Loan from the Trust pursuant to this Section, the Master Servicer shall amend the Mortgage Loan Schedule, deliver the amended Mortgage Loan Schedule to the Indenture Trustee, and make appropriate entries in its general account records to reflect the transfer. Following the retransfer, the Master Servicer shall appropriately mark its records to indicate that it is no longer servicing the Mortgage Loan on behalf of the Trust. The Sponsor shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect the transfer promptly following the transfer.

      (e) The sole remedy of the Secured Parties, the Indenture Trustee on behalf of Secured Parties, the Owner Trustee, and the Credit Enhancer against the Sponsor for the breach of a representation or warranty (other than the representation and warranty in Section 2.04(a) by virtue of the repetition of
Section 3.02(a)(5) of the Purchase Agreement) is the Sponsor's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan.

      (f) If the representation and warranty in Section 2.04(a) by virtue of the repetition of Section 3.02(a)(5) of the Purchase Agreement is breached, the transfer of the affected Mortgage Loans to the Trust shall be void and the Sponsor shall pay to the Trust the sum of (i) the amount of the related Asset Balances, plus accrued interest on each Asset Balance at the applicable Loan Rate to the date of payment and (ii) the amount of any loss or expense incurred by the Transferor, the Noteholders, the Credit Enhancer, or the Trust with respect to the affected Mortgage Loans. The Indenture Trustee may enforce the Sponsor's obligations under this

Section in its own right or as the owner of the Trust's right to seek enforcement as the assignee of the Trust's rights under this Agreement pursuant to the Indenture.

      (g) A breach of any one of the representations in Sections 3.02(a)(58) to (66) of the Purchase Agreement will be considered to materially adversely affect the interests of the Noteholders.

      (h) The Sponsor shall defend and indemnify the Indenture Trustee, the Owner Trustee, and the Secured Parties against all reasonable costs and expenses, and all losses, damages, claims, and liabilities, including reasonable fees and expenses of counsel and the amount of any settlement entered into with the consent of the Sponsor (this consent not to be unreasonably withheld), that may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of a representation and warranty.

      Section 2.05 Covenants of the Depositor.
      The Depositor covenants that:

      (a) Security Interests. Except for the transfer under this Agreement, the Depositor will not transfer any Mortgage Loan to any other person, or create or suffer to exist any Lien on any Mortgage Loan or any interest in one, whether existing now or in the future; the Depositor will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and the Depositor will defend the right, title, and interest of the Trust in the Mortgage Loans, whether existing now or in the future, against all claims of third parties claiming through the Depositor. Nothing in this Section shall prohibit the Depositor from suffering to exist on any Mortgage Loan any Liens for municipal or other local taxes and other governmental charges if the taxes or governmental charges are not due at the time or if the Depositor is contesting their validity in good faith by appropriate proceedings and has set aside on its books adequate reserves with respect to them.

      (b) Negative Pledge. The Depositor shall not transfer or grant a Security Interest in the Transferor Certificates except in accordance with
Section 3.10 of the Trust Agreement.

      (c) Additional Indebtedness. So long as the Notes are outstanding the Depositor will not incur any debt other than debt that (i) is non-recourse to the assets of the Depositor other than the mortgage loans specifically pledged as security for the debt, (ii) is subordinated in right of payment to the rights of the Noteholders, or (iii) is assigned a rating by each of the Rating Agencies that is the same as the then current rating of the Notes.

      (d) Downgrading. The Depositor will not engage in any activity that would result in a downgrading of the Notes without regard to the Policy.

      (e) Amendment to Certificate of Incorporation. The Depositor will not amend its Certificate of Incorporation or state of incorporation without prior notice to the Rating Agencies and the Indenture Trustee, and the Credit Enhancer.

      Section 2.06 Transfers of Mortgage Loans at Election of the Holder of the Class R-1 Certificates.
      Subject to the conditions below, the holder of the Class R-1 Certificates may require the transfer of Mortgage Loans in a Loan Group from the Trust to the holder of the Class R-1 Certificates as of the close of business on a Payment Date (the "Transfer Date") in an amount not in excess of the sum of the outstanding related Net Draws at the time and the excess of the related Allocated Transferor Interest over the related Required Transferor Subordinated Amount the time . In connection with any transfer, the Net Draws shall be reduced by the aggregate Asset Balances as of the Transfer Date of the Mortgage Loans transferred, and the excess, if any, will be applied to reduce the applicable Allocated Transferor Interest (but not below the related Transferor Subordinated Amount). On the fifth Business Day (the "Transfer Notice Date") before the Transfer Date designated in the notice, the holder of the Class R-1 Certificates shall give the Owner Trustee, the Indenture Trustee, the Master Servicer, and the Credit Enhancer a notice of the proposed transfer that contains a list of the Mortgage Loans to be transferred. These transfers of Mortgage Loans shall be permitted if the following conditions are satisfied:

                  (1) No Rapid Amortization Event has occurred,

                  (2) On the Transfer Date

                              (A) the Allocated Transferor Interest with
                        respect to the related Loan Group (after giving effect to the removal of the Mortgage Loans proposed to be transferred) exceeds

                              (B) the related Required Transferor Subordinated
                        Amount.

                        (3) The transfer of any Mortgage Loans from either
                  Loan Group on any Transfer Date during the Managed Amortization Period shall not, in the reasonable belief of the holder of the Class R-1 Certificates, cause a Rapid Amortization Event to occur or an event that with notice or lapse of time or both would constitute a Rapid Amortization Event.

                        (4) By the Transfer Date, the holder of the Class R-1
                  Certificates shall have delivered to the Indenture Trustee a revised Mortgage Loan Schedule, reflecting the proposed transfer and the Transfer Date, and the Master Servicer shall have marked the Electronic Ledger to show that the Mortgage Loans transferred to the holder of the Class R-1 Certificates are no longer owned by the Trust.

                        (5) The holder of the Class R-1 Certificates shall
                  represent and warrant that the Mortgage Loans to be removed from the Trust were selected randomly.

                        (6) In connection with each transfer of Mortgage Loans
                  pursuant to this Section, each Rating Agency and the Credit Enhancer shall have received by the related Transfer Notice Date notice of the proposed transfer of Mortgage Loans and, before the Transfer Date, each Rating Agency shall have notified in writing the holder of the Class R-1 Certificates and the Indenture Trustee, and the Credit Enhancer that the transfer of

                  Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Notes without regard to the Policy.

                        (7) The holder of the Class R-1 Certificates shall
                  have delivered to the Owner Trustee, the Indenture Trustee, and the Credit Enhancer an Officer's Certificate certifying that the items in subparagraphs (1) through (4), inclusive, have been performed or are true, as the case may be. The Owner Trustee and the Indenture Trustee may conclusively rely on the Officer's Certificate, shall have no duty to make inquiries with regard to the matters in it, and shall incur no liability in so relying.

                        (8) an Opinion of Counsel is furnished to the
                  Indenture Trustee that the transfer will not result in a tax on any REMIC created under the Trust Agreement pursuant to the REMIC Provisions or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Securities are outstanding.

                        (9) On or after the Stepdown Date, the holder of the
                  Class R-1 Certificates shall pay the purchase price of any transferred Mortgage Loan allocated either Allocated Transferor Interest for the benefit of the Class C Certificates subject to the terms of the Trust Agreement.

      Upon receiving the requisite information from the holder of the Class R-1 Certificates, the Master Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Indenture Trustee shall effect delivery to the holder of the Class R-1 Certificates the Mortgage File for each Mortgage Loan being so transferred, and the Indenture Trustee shall execute and deliver to the holder of the Class R-1 Certificates any other documents prepared by the holder of the Class R-1 Certificates reasonably necessary to transfer the Mortgage Loans to the holder of the Class R-1 Certificates. This transfer of the Trust's interest in Mortgage Loans shall be without recourse, representation, or warranty by the Indenture Trustee or the Trust to the holder of the Class R-1 Certificates.

      Section 2.07 Retransfers and Transfer Deficiencies.
      (a) The Indenture Trustee shall determine if reducing the relevant Loan Group Balance by the Asset Balance of any retransferred Mortgage Loan pursuant to Section 2.02(b) or 2.04(d) would cause a Transfer Deficiency for the related Loan Group. If so, the Indenture Trustee shall notify the Sponsor of the deficiency, and the Sponsor shall transfer to the Trust within five Business Days (but only if the transfer occurs within two years of the Closing
Date) Eligible Substitute Mortgage Loans or deposit into the Collection Account an amount in immediately available funds equal to the amount of the Transfer Deficiency reduced by the Asset Balance of any Eligible Substitute Mortgage Loans transferred to the Trust (the "Transfer Deposit Amount").

      (b) The Sponsor shall deliver to the Indenture Trustee any documents required to be held by the Indenture Trustee in accordance with Section 2.01 with respect to any Eligible Substitute Mortgage Loans.

      (c) All amounts received on Eligible Substitute Mortgage Loans during the Collection Period in which the circumstances giving rise to their transfer to the Trust occur shall not be a part of the Trust and shall not be deposited by the Master Servicer in the Collection Account.

      All amounts received on a removed Defective Mortgage Loan during the Collection Period in which the circumstances giving rise to its transfer to the Trust occur shall be a part of the Trust and shall be deposited by the Master Servicer in the Collection Account.

      (d) An Eligible Substitute Mortgage Loan will be subject to the terms of this Agreement in all respects when transferred to the Trust, and the Sponsor hereby makes the representations, warranties, and covenants in Section 2.04 with respect to the Eligible Substitute Mortgage Loan as of the date of its transfer to the Trust.

      (e) Promptly following the transfer of any Eligible Substitute Mortgage Loan to the Trust pursuant to this Section, the Master Servicer shall amend the Mortgage Loan Schedule, deliver the amended Mortgage Loan Schedule to the Indenture Trustee, and make appropriate entries in its general account records to reflect the transfer. The Sponsor shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect the transfer promptly following the transfer.

      Section 2.08 Tax Reporting.
      (a) The Administrator pursuant to the Administration Agreement will prepare and file all tax reports required under this Agreement on behalf of the Trust, including tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals, and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing any tax and information returns required and delivering them to the Owner Trustee for filing.

      (b) The Indenture Trustee will act as agent on behalf of the Trust with respect to certain tax matters pursuant to Section 9.06 of the Indenture.

      (c) If any tax is imposed on "prohibited transactions" of any REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of a REMIC as defined in section 860G(c) of the Code, on any contribution to a REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed on any REMIC (including any federal, state, or local tax), the tax shall be paid by

                  o the Indenture Trustee, if the tax arises out of a breach by the Indenture Trustee of any of its obligations described in
            Section 9.06(b) of the Indenture,

                  o the Master Servicer, in the case of any minimum tax
            imposed on any REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, or if the tax arises out of a breach by the Master Servicer or a Seller of any of their obligations under any Transaction Document,

                  o the Seller, if the tax arises out of the Seller's
            obligation to repurchase a Mortgage Loan pursuant to Section 2.02(b) or 2.04(d), or

                  o in all other cases, or if any liable party fails to honor its obligations to pay the tax as provided above, the tax will be paid


                  FIRST, from amounts otherwise to be distributed on the Class
            C Certificates pursuant to the Trust Agreement,


                  SECOND, from amounts otherwise to be distributed on the
            Class R-1 Certificates pursuant to the Trust Agreement, and


                  THIRD, from amounts otherwise to be distributed on the Notes as provided in the Indenture.

      Section 2.09 Representations and Warranties of the Depositor.
      The Depositor represents and warrants to the Indenture Trustee on behalf of the Noteholders and the Credit Enhancer as follows:

            (1) This Agreement constitutes a valid and legally binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms.

            (2) Immediately before the sale and assignment by the Depositor to the Trust of each Mortgage Loan, the Depositor was the sole beneficial owner of each Mortgage Loan (insofar as the title was conveyed to it by the Sellers) subject to no prior lien, claim, participation interest, mortgage, Security Interest, pledge, charge, or other encumbrance or other interest of any nature.

            (3) As of the Closing Date with respect to the Initial Mortgage Loans, the relevant Subsequent Closing Date with respect to any Additional Home Equity Loans, or the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan, the Depositor has transferred all right, title, and interest in the Eligible Substitute Mortgage Loan to the Trust.

            (4) The Depositor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

      Section 2.10 Substitution and Repurchase Opinions.
      Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02, 2.03, 2.04, or 2.06 shall be made unless the party repurchasing or substituting delivers to the Indenture Trustee an Opinion of Counsel to the effect that the repurchase or substitution would not result in the imposition of the tax on prohibited transactions of the Trust or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or cause the any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding. Any Mortgage Loan whose repurchase or substitution was delayed pursuant to this Section shall be repurchased or substituted for upon the earlier of the occurrence of a default or imminent default with respect to the Mortgage Loan and satisfaction of the requirements of this Section.

      Section 2.11 Sponsor Loss Coverage Obligation.


      The Sponsor, for the benefit of the Noteholders and the Credit Enhancer, agrees that it will pay the Sponsor Loss Coverage Obligation for any Payment Date as reflected in the applicable Servicing Certificate to the Indenture Trustee for deposit in the Payment Account no later than the Business Day before the Payment Date.

                                 ARTICLE III

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 3.01 The Master Servicer.

      (a) The Master Servicer shall service and administer the Mortgage Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through a subservicer,

            o to execute and deliver, on behalf of the Secured Parties, the Trust, and the Indenture Trustee, customary consents or waivers and other instruments and documents,

            o to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),

            o to collect any Insurance Proceeds and other Liquidation Proceeds, and

            o to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan.

      The Master Servicer shall remain responsible to the parties to this Agreement and the Credit Enhancer for its obligations under this Agreement. Any amounts received by any subservicer on a Mortgage Loan shall be considered to have been received by the Master Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Master Servicer may execute and deliver, on behalf of itself, the Noteholders, and the Indenture Trustee, or any of them, any instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties, in each case to the extent not inconsistent with this Agreement. Notwithstanding anything herein to the contrary, the Master Servicer shall not make or permit any modification, waiver, or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G of the Code.


      At the request of a Servicing Officer, the Indenture Trustee shall furnish the Master Servicer with any powers of attorney and other documents appropriate to enable the Master Servicer to carry out its servicing and administrative duties under this Agreement.

      (b) The Master Servicer in this capacity may consent to the placing of a lien senior to that of any mortgage on the related Mortgaged Property, if

            (1) the new senior lien secures a mortgage loan that refinances an existing first mortgage loan; and

            (2) either

                  (A) the Loan-to-Value Ratio of the new mortgage loan
            (without taking into account any closing costs that may be financed by the new mortgage loan) is equal to or less than the Loan-to-Value Ratio of the first mortgage loan to be replaced (for purposes of calculating the Loan-to-Value Ratio, the Valuation of the Mortgaged Property will be measured by the lesser of (A) the Valuation of the Mortgaged Property as of the Cut-off Date and (B) the Valuation of the Mortgaged Property as of the date of the refinancing referenced in clause (1)) or

                  (B) the Combined Loan-to-Value Ratio of the new mortgage
            loan (without taking into account any closing costs that may be financed by the new mortgage loan) and the existing Mortgage Loan is equal to less than 70% (for purposes of calculating the Combined Loan-to-Value Ratio, the Valuation of the Mortgaged Property will be measured as the lesser of (A) the Valuation of the Mortgage Loan as of the Cut-off Date and (B) the Valuation of the Mortgage Loan as of the date of the refinancing referenced in clause (1)).

The aggregate Asset Balance of all the Mortgage Loans with respect to which the senior lien may be so modified may not exceed 50% of the Original Note Principal Balance.

      (c) The Master Servicer may also, without approval from the Rating Agencies or the Credit Enhancer, increase the Credit Limit on any Mortgage Loan at any time if

            (1) a new appraisal is obtained and the Combined Loan-to-Value Ratio of the Mortgage Loan after giving effect to the increase is less than or equal to the Combined Loan-to-Value Ratio of the Mortgage Loan as of the Cut-off Date,

            (2) the increases are consistent with the Master Servicer's underwriting policies, and

            (3) either:

                  (A) the Credit Line Agreement allows the mortgagee to
            unilaterally increase the Credit Limit;

                  (B) the Credit Limit increase is made within 90 days of the
            Cut-off Date; or

                  (C) the Sponsor purchases the Mortgage Loan from the Trust in the manner described below for rate reduction loans.

      (d) In addition, the Master Servicer may increase the Credit Limits on Mortgage Loans having aggregate Asset Balances of up to an additional 5.0% of the Original Note Principal Balance at any time, if

            (1) the increase does not cause the Combined Loan-to-Value Ratio of the Mortgage Loans in the related Loan Group to exceed 100%,

            (2) the increase in the Credit Limit of a Mortgage Loan does not cause the Combined Loan-to-Value Ratio of the Mortgage Loan to exceed 100%,

            (3) the increase in the Credit Limit of a Mortgage Loan does not cause the Combined Loan-to-Value Ratio of the Mortgage Loan to increase by more than 25% (for example, a Combined Loan-to-Value Ratio of 50% can be increased to 75%, a Combined Loan-to-Value Ratio of 60% can be increased to 85%, and so forth),

            (4) the increase is consistent with the Master Servicer's underwriting policies, and

            (5) either:

                  (A) the Credit Line Agreement allows the mortgagee to
            unilaterally increase the Credit Limit;

                  (B) the Credit Limit increase is made within 90 days of the
            Cut-off Date, or

                  (C) the Sponsor purchases the Mortgage Loan from the Trust in the manner described below for rate reduction loans.

      (e) Furthermore, the Sponsor, without prior approval from the Rating Agencies or the Credit Enhancer, may solicit mortgagors for a reduction in Loan Rates. The Loan Rates of Mortgage Loans in a Loan Group having Asset Balances at the time of the proposed modification that aggregate over time not more than 5.0% of the related Original Note Principal Balance may be subject to reduction. If a mortgagor notifies the Sponsor or the Master Servicer that it wants a reduction in Loan Rate, the Sponsor shall purchase the Mortgage Loan from the Trust as described below. Effective immediately on the same Business Day on which the Sponsor delivers the Purchase Price for the relevant Mortgage Loan to the Master Servicer, all interest of the Trust in the relevant Mortgage Loan shall automatically be transferred and assigned to the Sponsor and all benefits and burdens of ownership of the relevant Mortgage Loan, including the right to accrued interest on it from the date of purchase and the risk of default on the Mortgage Loan, shall pass to the Sponsor.

      The Master Servicer shall promptly deliver to the Indenture Trustee a certification signed by a Servicing Officer to the effect that all of the requirements for a purchase of a Mortgage Loan in connection with a request by a mortgagor for a reduction in Loan Rate have been satisfied with respect to the relevant Mortgage Loan. The Sponsor shall deliver the Purchase Price for the relevant Mortgage Loan to the Master Servicer promptly after a mortgagor notifies the Sponsor or the Master Servicer that it wants a reduction in Loan Rate, and the Master Servicer shall deposit the Purchase Price for the modified Mortgage Loan in the Collection Account pursuant to Section 3.02 within one Business Day after its receipt of the Purchase Price for the modified Mortgage Loan. Upon receipt by the Indenture Trustee of written notification of the deposit signed by a Servicing Officer, the Indenture Trustee shall release to the Sponsor the related Mortgage File and shall execute and deliver any instruments of transfer or assignment delivered to it for execution and reasonably acceptable to it, in each case without recourse, representation, or warranty, necessary to release the Mortgage Loan from the lien of the Indenture and vest in the Sponsor the Mortgage Loan previously transferred and assigned pursuant to this provision. The certification and written notification of the deposit each from a Servicing Officer may be delivered to the Indenture Trustee electronically, and to the extent the transmission originates on its face from a Servicing Officer, need not be manually signed.

      (f) In addition, the Master Servicer may agree to changes in the terms of a Mortgage Loan (other than changes referred to above in this Section) at the request of the mortgagor at any time if the changes

            o do not materially and adversely affect the interests of the Secured Parties or the Holders of the Class C Certificates,

            o are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer,

            o do not extend the maturity date of the Mortgage Loan beyond one month prior to the Scheduled Maturity Date of the Notes of the related Class, and

            o the Master Servicer has received an Opinion of Counsel to the effect that such action will not cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G of the Code.

      (g) In addition, the Master Servicer may solicit mortgagors to change any other terms of the related Mortgage Loans at any time if the changes (i) do not materially and adversely affect the interests of the Noteholders, the Transferor, or the Credit Enhancer (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer, and (iii) the Master Servicer has received an Opinion of Counsel to the effect that such action will not cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under
Section 860F(a) or Section 860G of the Code. Nothing in this Agreement shall limit the right of the Master Servicer to solicit mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans.

      (h) The Master Servicer may register any Mortgage Loan on the MERS(R) System, or cause the removal from registration of any Mortgage Loan on the MERS(R) System, and execute and deliver, on behalf of the Owner Trustee, any instruments of assignment and other comparable instruments with respect to the assignment or re-recording of a mortgage in the name of MERS, solely as nominee for the Owner Trustee and its successors and assigns.

      For so long as any Mortgage Loan is registered on the MERS(R) System, the Master Servicer shall maintain in good standing its membership in MERS and shall comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS. If any Mortgage Loans are registered on the

MERS(R) System, the Master Servicer may cause MERS to execute and deliver an assignment of mortgage in recordable form to transfer any of the Mortgage Loans registered on the MERS(R) System from MERS to the Owner Trustee. The Master Servicer shall promptly notify MERS of any transfer of beneficial ownership or release of any Security Interest in any MOM Loan.

      The relationship of the Master Servicer to the Trust and the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner, or agent of the Trust or the Indenture Trustee.

      (i) If the rights and obligations of the Master Servicer are terminated under this Agreement, any successor to the Master Servicer in its sole discretion may terminate the existing subservicer arrangements with any subservicer or assume the terminated Master Servicer's rights under those subservicing arrangements to the extent permitted by applicable law and the subservicing agreements.

      (j) The Sponsor agrees to indemnify the Trust against any liability for any prohibited transaction taxes and any related interest, additions, and penalties imposed on the Trust as a result of any modification of a Mortgage Loan effected pursuant to this Section, the holding of any Mortgage Loan modified pursuant to this Section by the Trust, any purchase of a modified Mortgage Loan by the Sponsor pursuant to this Section, or the removal of any Mortgage Loan pursuant to Section 2.06 (but such obligation shall not prevent the Sponsor or any other appropriate person from in good faith contesting any such tax in appropriate proceedings and shall not prevent the Sponsor from withholding payment of the tax, if permitted by law, pending the outcome of the proceedings). The Sponsor shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest, and penalties, together with interest thereon, is refunded to the Trust or the Sponsor.

      Section 3.02 Collection of Certain Mortgage Loan Payments; Establishment of Accounts.
      (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the Mortgage Loans, and shall follow the collection procedures it follows for mortgage loans in its servicing portfolio comparable to the Mortgage Loans, to the extent consistent with this Agreement. Consistent with the foregoing, and without limiting the generality of the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees that may be collected in the ordinary course of servicing the Mortgage Loans and (ii) arrange with a mortgagor a schedule for the payment of interest due and unpaid if the arrangement is consistent with the Master Servicer's policies with respect to the mortgage loans it owns or services. Notwithstanding any arrangement, the Mortgage Loans will be included in the information regarding delinquent Mortgage Loans in the Servicing Certificate and monthly statement to Noteholders pursuant to Section 7.04 of the Indenture.

      (b) The Master Servicer shall establish and maintain a trust account (the "Collection Account") with the title specified in the Sale and Servicing Agreement Adoption Annex. The Collection Account shall be an Eligible Account and will initially be established by the Master Servicer at Countrywide Bank, N.A., which is an affiliate of the Master Servicer. The Master Servicer or the Sponsor, as the case may be, shall deposit or cause to be deposited in the Collection Account within two Business Days following its receipt the following payments and collections received or made by it (without duplication):

            (1) all collections on the Mortgage Loans;

            (2) the amounts deposited to the Collection Account pursuant to
      Section 4.03;

            (3) Net Liquidation Proceeds net of any related Foreclosure
      Profit;

            (4) Insurance Proceeds; and

            (5) any amounts required to be deposited pursuant to Section 8.01.

      No other amounts are to be deposited to the Collection Account, including amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by mortgagors, or amounts received by the Master Servicer for the accounts of mortgagors for application towards the payment of taxes, insurance premiums, assessments, excess pay off amounts, and similar items. The Master Servicer shall remit all Foreclosure Profits to the Sponsor. The Master Servicer shall retain, from payments of interest on the Mortgage Loans in each Loan Group in each Collection Period, the related Servicing Fee for the Collection Period and any unreimbursed optional advance with respect to the related Loan Group made by the Master Servicer pursuant to
Section 4.03.

      The Master Servicer may make a net deposit in the Collection Account of the amounts required by this Section.

      Upon delivery of an Officer's Certificate to the Indenture Trustee, the Master Servicer may withdraw funds from the Collection Account for the following purposes (to the extent that the payment has not been otherwise retained pursuant this Section 3.02(b)):

            (1) to pay to the Master Servicer its Servicing Fee;

            (2) to pay to the Master Servicer net earnings on amounts on deposit in the Collection Account;

            (3) to pay from Principal Collections the amounts provided for the purchase of Additional Balances pursuant to Section 2.01;

            (4) to pay the aggregate premiums due under the Loan Insurance Policy to the Co-Trustee or any other amounts due under the Loan Insurance Policy for distribution to the Loan Insurance Policy Provider under the Loan Insurance Policy; and

            (5) to pay to the Master Servicer amounts deposited by the Master Servicer that are not required to be deposited or any amount representing payments by mortgagors made by checks subsequently returned uncollected.

      On the Business Day before each Payment Date to the extent on deposit in the Collection Account, the Master Servicer shall withdraw from the Collection Account and remit to the Indenture Trustee, the amount to be applied on that Payment Date by the Indenture Trustee pursuant to Section 8.03 of the Indenture with respect to both Loan Groups, and the Indenture Trustee will deposit that amount in the Payment Account pursuant to the Indenture.

      The Indenture Trustee shall hold amounts deposited in the Payment Account as trustee for the Noteholders, the Transferor, and the Credit Enhancer. In addition, the Master Servicer shall notify the Indenture Trustee and the Credit Enhancer on each Determination Date of the amount of collections in the Collection Account to be transferred to the Payment Account and their allocation to Interest Collections and Principal Collections for the Mortgage Loans in each Loan Group for the related Payment Date. Following this notification, the Master Servicer may withdraw from the Collection Account and retain any amounts that constitute income realized from the investment of the collections. The Master Servicer will be entitled to receive, as additional servicing compensation, income earned on the collections in the Payment Account.

      Amounts on deposit in the Collection Account will be invested in Eligible Investments maturing no later than the day before the next Payment Date at the direction of the Master Servicer. All income realized from any investment in Eligible Investments of funds in the Collection Account shall be the property of the Master Servicer and may be withdrawn from time to time from the Collection Account. Any losses incurred on these investments that reduce their principal amount shall be deposited in the Collection Account by the Master Servicer out of its own funds immediately as realized.

      (c) Upon its receipt of the deliveries specified in Section 2.01(b)(1) to be delivered to it, including the Officer's Certificate specified in
Section 2.01(b)(2)(H) confirming satisfaction of the conditions precedent to subsequent additions in Section 2.01(b)(2) on a Subsequent Closing Date designated by the Depositor, the Indenture Trustee shall withdraw from the Additional Loan Account and deliver to the order of the Depositor an amount equal to the Cut-off Date Asset Balance in the Transfer Document to purchase the Additional Home Equity Loans covered by the Transfer Document.

      Section 3.03 Deposits to Payment Account.
      The Master Servicer shall

            (1) on the Business Day before each of the first two Payment Dates, deposit in the Payment Account any shortfall in the amount required to pay the Note Interest on those Payment Dates for each Class of Principal Amount Notes (and, if applicable, shortfall in the amount required to pay interest on the Class A-IO Notes on the second Payment
      Date), resulting solely from the failure of any Mortgage Loans to be fully indexed and

            (2) on the Business Day before the first Payment Date, deposit in the Payment Account

                  (A) an amount for each Loan Group equal to the excess of the aggregate amount payable pursuant to Sections 8.03(a)(i) and (ii) of the Indenture for that Loan Group on the first Payment Date over what the aggregate Investor Interest Collections for that Loan Group would be if the

            Minimum Monthly Payments on the related Mortgage Loans due during the first Collection Period were made on each Mortgage Loan and

                  (B) for each Loan Group any amounts representing payments
            on, and any collections in respect of, the Mortgage Loans in each Loan Group received after the Cut-off Date and before the Closing Date (exclusive of payments of accrued interest due by the Cut-off
            Date).

      Section 3.04 Maintenance of Hazard Insurance; Property Protection
Expenses.
      The Master Servicer shall cause to be maintained for each Mortgage Loan hazard insurance naming the Master Servicer or the related subservicer as loss payee under it providing extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Mortgage Loan from time to time or (ii) the combined principal balance owing on the Mortgage Loan and any mortgage loan senior to the Mortgage Loan from time to time. The Master Servicer shall also maintain on property acquired through foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements that are a part of the property or (ii) the combined principal balance owing on the Mortgage Loan and any mortgage loan senior to the Mortgage Loan at the time of the foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Master Servicer of related Liquidation Expenses to be incurred.


      Amounts collected by the Master Servicer under these policies shall be deposited in the Collection Account to the extent called for by Section 3.02. The hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance when the Mortgaged Property is located in a federally designated flood area. The flood insurance shall be in the amount required under applicable guidelines of the Federal Flood Emergency Act. No other insurance need be carried on any Mortgaged Properties pursuant to this Agreement.

      Section 3.05 Assumption and Modification Agreements.
      When a Mortgaged Property has been or is about to be conveyed by the mortgagor, the Master Servicer shall exercise its right to accelerate the maturity of the Mortgage Loan consistent with the then current practice of the Master Servicer and without regard to the inclusion of the Mortgage Loan in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Master Servicer (so long as its action conforms with the underwriting standards generally acceptable in the industry at the time for new origination) may enter into an assumption and modification agreement with the person to whom the Mortgaged Property has been or is about to be conveyed, pursuant to which that person becomes liable under the Credit Line Agreement and, to the extent permitted by applicable law, the mortgagor remains liable on it. The Master Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee an Officer's Certificate certifying that the agreement is in compliance with this Section and by forwarding the original copy of the assumption and modification agreement to the Indenture Trustee. Any assumption and modification agreement shall be a part of the related Mortgage File. No change in the terms of the related Credit Line

Agreement may be made by the Master Servicer in connection with the assumption to the extent that the change would not be permitted to be made in the original Credit Line Agreement pursuant to Section 3.01. Any fee collected by the Master Servicer for entering into the assumption and modification agreement will be retained by the Master Servicer as additional servicing compensation.

      Section 3.06 Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.
      The Master Servicer shall foreclose or otherwise comparably convert to ownership Mortgaged Properties securing defaulted Mortgage Loans when, in the opinion of the Master Servicer based on normal and usual practices and procedures, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. Alternatively, the Master Servicer may forego foreclosure and charge off a defaulted Mortgage Loan if in the Master Servicer's opinion the proceeds of foreclosure and liquidation are likely to produce an amount less than the unpaid principal balance of senior liens on the Mortgaged Property. If the Master Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of the Mortgaged Property would not be commercially reasonable, then the Master Servicer will not cause the Trust to acquire title to the Mortgaged Property in a foreclosure or similar proceeding. In connection with foreclosure or other conversion (or a decision to forego foreclosure and charge off a defaulted Mortgage Loan), the Master Servicer shall follow the practices and procedures it deems appropriate and that are normal and usual in its general mortgage servicing activities, including advancing funds to correct a default on a related senior mortgage loan. However, the Master Servicer need not expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it determines, in its sole discretion, that the expenditure will increase Net Liquidation Proceeds.

      If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee on behalf of Noteholders. The Master Servicer shall dispose of the Mortgaged Property as soon as practicable in a manner that maximizes its Liquidation Proceeds.

      The Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be 100% of its Asset Balance plus accrued interest on it at the applicable Loan Rate from the date through which interest was last paid by the related mortgagor to the first day of the month in which the purchase price is to be distributed to the Noteholders. The purchase price shall be deposited in the Collection Account. The Master Servicer may only exercise this right on or before the penultimate day of the month in which the Mortgage Loan became 151 days delinquent. Any delinquent Mortgage Loan that becomes current but thereafter again becomes 151 days or more delinquent may be purchased by the Master Servicer pursuant to this Section.

      Upon receipt of a certificate from the Master Servicer in the form of Exhibit C, the Indenture Trustee shall release to the Master Servicer the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the Master Servicer, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released to it and the Master Servicer shall succeed to all the Trust's interest in the Mortgage Loan and all related security and documents. This assignment shall be an assignment outright and not for security. The Master Servicer shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Credit Enhancer, the Transferor, or the Noteholders with respect to it. The certification by the Master Servicer may be delivered to the Indenture Trustee electronically, and if it is, its form may differ from Exhibit C so long as it contains the information required by Exhibit C (that is, the relevant loan number, at least one of the five reasons for requesting file as found in Exhibit C, and the acknowledgment that the Mortgage File will be held in accordance with this Agreement and will promptly be returned to the Indenture Trustee when the need for it by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred), and to the extent the transmission originates on its face from a Servicing Officer, need not be manually signed.

      If the Trust acquires any Mortgaged Property in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of the Mortgaged Property as soon as practicable in a manner that maximizes the liquidation proceeds, but in no event later than three years after its acquisition by the Trust or, at the expense of the Trust, the Master Servicer shall request, more than 60 days before the day on which the three-year period would otherwise expire, an extension of the three-year grace period. If the Indenture Trustee is supplied with an Opinion of Counsel to the effect that the Trust's holding the Mortgaged Property after the three-year period will not result in the imposition of taxes on prohibited transactions of the Trust as defined in section 860F of the Code or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Notes or Certificates are outstanding, and the Trust may continue to hold the Mortgaged Property (subject to any conditions in the Opinion of Counsel) after the expiration of the three-year period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would cause the Mortgaged Property to fail to qualify as foreclosure property within the meaning of section 860G(a)(8) of the Code or subject the Trust to the imposition of any federal, state, or local income taxes on the income earned from the Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

      If a default occurs on a Mortgage Loan one or more of whose obligors is not a United States Person, as defined in Section 7701(a)(30) of the Code, in connection with any foreclosure of the Mortgage Loan (including the acquisition of a deed in lieu of foreclosure), the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor) necessary to assure that no withholding tax obligation arises with respect to the proceeds of the foreclosure except to the extent that proceeds of the foreclosure are required to be remitted to the obligors on the Mortgage Loan.

      Section 3.07 Indenture Trustee to Cooperate.
      By each Payment Date, the Master Servicer will notify the Indenture Trustee whenever the Asset Balance of any Mortgage Loan has been paid in full during the preceding Collection Period. A Servicing Officer shall certify that the Mortgage Loan has been paid in full and that all amounts received in connection with the payment that are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited. Upon payment in full pursuant to Section 3.01, the Master Servicer is authorized to execute an instrument of satisfaction regarding the related mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the person entitled to it.

      If the mortgage has been registered on the MERS(R) System, the Master Servicer shall cause the removal of the mortgage from registration on the MERS(R) System and execute and deliver, on behalf of the Indenture Trustee and the Noteholders, any instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with the instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account or the Payment Account.

      As appropriate for the servicing or foreclosure of any Mortgage Loan, or in connection with the payment in full of the Asset Balance of any Mortgage Loan, upon request of the Master Servicer and delivery to the Indenture Trustee of a Request for Release substantially in the form of Exhibit C signed by a Servicing Officer, the Indenture Trustee shall release the related Mortgage File to the Master Servicer and the Indenture Trustee shall execute any documents provided by the Master Servicer necessary to the prosecution of any proceedings or the taking of other servicing actions. The Request for Release by a Servicing Officer may be delivered to the Indenture Trustee electronically, and if it is, its form may differ from Exhibit C so long as it contains the information required by Exhibit C (that is, the relevant loan number, at least one of the five reasons for requesting file as found in Exhibit C, and the acknowledgment that the Mortgage File will be held in accordance with this Agreement and will promptly be returned to the Indenture Trustee when the need for it by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred), and to the extent the transmission originates on its face from a Servicing Officer, need not be manually signed. The Master Servicer shall return the Mortgage File to the Indenture Trustee when the need for it by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, the Request for Release shall be released by the Indenture Trustee to the Master Servicer.

      To facilitate the foreclosure of the mortgage securing any Mortgage Loan that is in default following recordation of the assignments of mortgage in accordance with this Agreement, if so requested by the Master Servicer, the Indenture Trustee shall execute an appropriate assignment in the form provided to the Indenture Trustee by the Master Servicer to assign the Mortgage Loan for the purpose of collection to the Master Servicer or a subservicer. The assignment shall unambiguously indicate that the assignment is for the purpose of collection only. The Master Servicer will then bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, in the Collection Account. If all delinquent payments due under the Mortgage Loan are paid by the mortgagor and any other defaults are cured, then the Master Servicer shall promptly reassign the Mortgage Loan to the Indenture Trustee and return the related Mortgage File to the place where it was being maintained.

      Section 3.08 Servicing Compensation; Payment of Certain Expenses by Master Servicer.
      The Master Servicer may retain the Servicing Fee pursuant to Section
3.02 as compensation for its services in servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account (other than Foreclosure Profits) shall be retained by the Master Servicer. The Master Servicer must pay all expenses incurred by it in connection with its activities under this Agreement (including payment of all other fees and expenses not expressly stated under this Agreement to be for the account of another person) and shall not be entitled to reimbursement under this Agreement except as specifically provided in this Agreement. Liquidation Expenses are reimbursable to the Master Servicer

      FIRST, from related Liquidation Proceeds and

      SECOND, from the Payment Account from funds attributable to the related Loan Group pursuant to Section 8.03(a)(xii) of the Indenture.

      Section 3.09 Annual Statement as to Compliance.
      (a) The Master Servicer will deliver to the Indenture Trustee, the Credit Enhancer, and the Rating Agencies, by the date in each year specified in the Sale and Servicing Agreement Adoption Annex, beginning on the date specified in the Sale and Servicing Agreement Adoption Annex, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding fiscal year (or the applicable shorter period for the first report) and of its performance under this Agreement has been made under the officer's supervision and (ii) to the best of the officer's knowledge, based on the review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the fiscal year, or, if there has been a default in the fulfillment of those obligations in any material respect, specifying each default known to the officer and its nature and status.

      (b) Within five Business Days after obtaining knowledge of it, the Master Servicer shall notify the Indenture Trustee, the Credit Enhancer, and each of the Rating Agencies of any event that with the giving of notice or the lapse of time would become an Event of Servicing Termination by delivering an Officer's Certificate describing the event.

      (c) The Master Servicer shall cause each subservicer to deliver to the Depositor, the Credit Enhancer and the Indenture Trustee on or before March 15 of each year, beginning with its 2007 fiscal year, an Officer's Certificate stating, as to the signing officer, that a review of the activities of the subservicer during the preceding year and of the performance of the subservicer under the applicable subservicing agreement or primary servicing agreement has been made under the signing officer's supervision and to the best of the signing officer's knowledge, based on such review, the subservicer has fulfilled all its obligations under the applicable subservicing agreement or primary servicing agreement in all material respects throughout its fiscal year, or, if there has been a failure to fulfill any of its obligations in any material respect, specifying each failure known to the signing officer and its nature and status.

      (d) Copies of the statement shall be provided by the Indenture Trustee to any Noteholder or Note Owner on request at the Master Servicer's expense.

      Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.
      (a) The Master Servicer shall provide to the Indenture Trustee, the Credit Enhancer, any Noteholders or Note Owners that are federally insured savings and loan associations, the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, the FDIC, and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the Savings Association Insurance Fund or the Bank Insurance Fund). The Master Servicer will provide access without charge but only after reasonable notice and during normal business hours at the offices of the Master Servicer. Nothing in this Section shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of this obligation shall not constitute a breach of this Section.

      (b) The Master Servicer shall supply the information needed to make required payments and to furnish required reports to Noteholders and to make any claim under the Loan Insurance Policy, in the form the Indenture Trustee reasonably requests, to the Indenture Trustee and any Paying Agent by the start of the Determination Date preceding the related Payment Date.

      Section 3.11 Maintenance of Certain Servicing Insurance Policies.
      The Master Servicer shall during the term of its service as master servicer maintain in force (i) policies of insurance covering errors and omissions in the performance of its obligations as master servicer under this Agreement and (ii) a fidelity bond covering its officers, employees, or agents. Each policy and bond together shall comply with the requirements from time to time of Fannie Mae for persons performing servicing for mortgage loans purchased by Fannie Mae.

      Section 3.12 The Loan Insurance Policy

      The Master Servicer shall take whatever action is appropriate to maximize the amounts payable under the Loan Insurance Policy and to service the Mortgage Loans in the manner required by the Loan Insurance Policy. The Master Servicer shall prepare and submit all claims eligible for submission under the Loan Insurance Policy and shall perform all of the obligations of the insured under the Loan Insurance Policy other than those in Section 6.15(a) of the Indenture to be performed by the Co-Trustee. If the Loan Insurance Policy is terminated for any reason other than the exhaustion of its coverage (including with respect to non-compliance under the Item 1114 Agreement as described in the following paragraph), or if the claims-paying ability rating of its issuer is reduced to below investment grade, or, with respect to the initial issuer of such policy, to "A+" or below by Standard & Poor's or "A1" or below by Moody's, the Master Servicer will use its best efforts to obtain a comparable policy from an insurer that is acceptable to the Rating Agencies and consented to by the Credit Enhancer (which consent shall not be unreasonably withheld). The replacement policy will provide coverage equal to the then remaining coverage of the Loan Insurance Policy if available. However, if the premium cost of a replacement policy exceeds the premium cost of the Loan Insurance Policy then the Master Servicer, at the direction of the Credit Enhancer, will either (i) obtain a replacement policy with reduced coverage amount so that the premium cost will not exceed the premium cost of the Loan Insurance Policy or (ii) from Interest Collections on the Mortgage Loans for each Collection Period, deposit into a segregated trust account the amounts that would have been paid as premium on the Loan Insurance Policy had it not been terminated, which amounts will be available to pay Investor Loss Amount with respect to the Mortgage Loans on future Payment Dates and, after the Principal Amount Notes have been repaid, will be paid to the Issuer for payment to the Certificates pursuant to the Trust Agreement. The Master Servicer will withdraw from the Collection Account (to the extent of available funds) and forward to the Co-Trustee (1) on or before 12:00 NOON (New York City time) on the 45th day following the Closing Date, the initial premium due under the Loan Insurance Policy, and (2) on or before 12:00 NOON (New York City time) on each Payment Date, the aggregate monthly premium due under the Loan Insurance Policy for that Payment Date. The Master Servicer will withdraw from the Collection Account, on the due date therefor any other amount owed to the Loan Insurance Policy Provider under the Loan Insurance Policy.

      The Depositor may terminate the Loan Insurance Policy, with the consent of the Credit Enhancer, if the Loan Insurance Policy Provider fails to comply with its obligations under the Item 1114 Agreement that is expected to be entered among the Depositor, CWABS, Inc., CWMBS, Inc., CWALT, Inc., the Sponsor and the Loan Insurance Policy Provider.

                                  ARTICLE IV
                             SERVICING CERTIFICATE

      Section 4.01 Servicing Certificate.
      Not later than each Determination Date, the Master Servicer shall deliver (a) to the Indenture Trustee, the data necessary to prepare the statement for Noteholders required to be prepared pursuant to Section 4.04 and
(b) to the Indenture Trustee, the Owner Trustee, the Sponsor, the Depositor, the Paying Agent, the Credit Enhancer, and each Rating Agency a Servicing Certificate (in written form or the form of computer readable media or such other form as may be agreed to by the Indenture Trustee and the Master Servicer), together with an Officer's Certificate to the effect that the Servicing Certificate is correct in all material respects, stating the related Collection Period, Payment Date, the series number of the Notes, the date of this Agreement, and

            (1) the aggregate amount of collections received on the Mortgage Loans in each Loan Group by the Determination Date for the related Collection Period;

            (2) the aggregate amount of (a) Interest Collections for each Loan Group for the related Collection Period and (b) Principal Collections for each Loan Group for the related Collection Period;

            (3) any accrued Servicing Fees for the Mortgage Loans in each Loan Group for previous Collection Periods and the Servicing Fee for the related Collection Period;

            (4) the Liquidation Loss Amount for each Loan Group for the related Collection Period;

            (5) the aggregate Asset Balance of the Mortgage Loans in each Loan Group as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

            (6) the Credit Enhancement Draw Amount for each Class of Notes for the related Payment Date;

            (7) the amount of claims made on the Loan Insurance Policy with respect to each Loan Group, the amount of insurance proceeds paid with respect to each Loan Group and the amount of insurance claims denied by the Loan Insurance Policy Provider with respect to each Loan Group;

            (8) the amount of payments received on the Sponsor Loss Coverage Obligation with respect to each Loan Group, the amount of such payments expected to be received for the next Payment Date with respect to each Loan Group and the amount of its remaining coverage;

            (9) the aggregate amount of Additional Balances created on the Mortgage Loans in each Loan Group during the previous Collection Period;

            (10) for each Loan Group, the number and aggregate Asset Balances of Mortgage Loans (x) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, and 90 or more days, respectively and (y) that have become REO, in each case as of the end of the preceding Collection Period;

            (11) the Weighted Average Gross Loan Rate for the Mortgage Loans in each Loan Group;

            (12) the amount of any optional advances pursuant to Section 4.03 by the Master Servicer on the Mortgage Loans in each Loan Group remaining unpaid at the end of the Collection Period preceding the related Collection Period;

            (13) the amount of any optional advances pursuant to Section 4.03 by the Master Servicer on the Mortgage Loans in each Loan Group made during the related Collection Period and included in the payment on the Payment Date;

            (14) the aggregate amount of optional advances pursuant to Section
      4.03 by the Master Servicer on the Mortgage Loans in each Loan Group that will remain outstanding as of the close of business on the Payment Date;

            (15) the number and principal balances of any Mortgage Loans transferred from each Loan Group to the Transferor pursuant to Section 2.06;

            (16) with respect to the Collection Account during the Collection Period related to the Payment Date:

                  (A) its balance at the beginning of the Collection Period;

                  (B) deposits of the aggregate Transfer Deposit amount for
            retransferred Mortgage Loans pursuant to Section 2.06;

                  (C) deposits of the aggregate Purchase Price for delinquent
            Mortgage Loans purchased by the Sponsor pursuant to Section 3.06;

                  (D) deposits of the aggregate Purchase Price made by the
            Sponsor in connection with modification of Mortgage Loans pursuant to Section 3.01;

                  (E) deposits by the Master Servicer to account for losses
            accrued on Eligible Investments;

                  (F) income accrued on Eligible Investments;

                  (G) deposits of the termination purchase price in connection with termination pursuant to Section 8.01;

                  (H) other deposits;

                  (I) withdrawals of investment income on Eligible
            Investments;

                  (J) withdrawals for the purchase of Additional Balances;

                  (K) transfers to the Payment Account;

                  (L) other withdrawals; and

                  (M) its balance at the end of the Collection Period;

            (17) with respect to the first and second Payment Dates, deposits by the Master Servicer with respect to each class of Notes to account for shortfalls in interest collections resulting from the failure of the Mortgage Loans to be fully indexed pursuant to Section 3.03;

            (18) with respect to the first Payment Date, deposits by the Master Servicer with respect to each class of Notes to account for shortfalls in interest collections resulting from the prefunding mechanism and the longer first Interest Period, pursuant to Section 3.03;

            (19) with respect to the first Payment Date, the amount of collections on the Mortgage Loans in each Loan Group for the period between the initial Cut-off Date and the Closing Date, specifying the interest and principal portions thereof;

            (20) Liquidation Expenses and indemnification payments paid to the Master Servicer for the related Collection Period with respect to each Loan Group;

            (21) Liquidation Expenses and indemnification payments payable to the Master Servicer on the Payment Date from Excess Interest pursuant to
      Section 8.03(a)(xii) of the Indenture;

            (22) the weighted average remaining term of the Mortgage Loans in each Loan Group;

            (23) in the Servicing Certificates for the first and second Payment Dates, the number and Cut-off Date Asset Balance of Mortgage Loans for each Loan Group for which the Mortgage Loan File was not delivered to the Custodian acting on behalf Indenture Trustee within 30 days of the Closing Date;

            (24) the number and aggregate Asset Balances of Mortgage Loans in each Loan Group as to which the Minimum Monthly Payment is delinquent for 180 or more days;

            (25) the number and aggregate Asset Balances of Mortgage Loans in each Loan Group that are in foreclosure; and

            (26) the number and aggregate Asset Balances of Mortgage Loans in each Loan Group for which the Master Servicer has received a written notice of the filing of bankruptcy or insolvency proceedings with respect to the mortgagor.

      The Indenture Trustee and the Owner Trustee shall conclusively rely on the information in a Servicing Certificate for purposes of making distributions pursuant to Section 8.03 of the Indenture or distributions on the Transferor Certificates, shall have no duty to inquire into this information, and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Master Servicer, the Indenture Trustee, and the Credit Enhancer. The Master Servicer shall give notice of any changes to the Rating Agencies.

      Section 4.02 Acknowledgement and Cooperation.
      The Depositor, the Master Servicer, and the Indenture Trustee acknowledge that without the need for any further action on the part of the Credit Enhancer, the Depositor, the Master Servicer, the Indenture Trustee, or the Note Registrar (a) to the extent the Credit Enhancer makes payments, directly or indirectly, on account of principal of or interest or other amounts on any Notes to the Holders of the Notes, the Credit Enhancer will be fully subrogated to the rights of these Holders to receive the principal and interest from the Trust and (b) the

Credit Enhancer shall be paid the principal and interest or other amounts but only from the sources and in the manner provided in this Agreement for the payment of the principal and interest or other amounts. The Indenture Trustee and the Master Servicer shall cooperate in all respects at the Issuer's expense with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Agreement and the Indenture without limiting the rights or affecting the interests of the Holders as otherwise stated in this Agreement and the Indenture.

      Section 4.03 Optional Advances of the Master Servicer.
      The Master Servicer, in its sole discretion, may advance the interest component of any delinquent Minimum Monthly Payment (or any portion of it) by depositing the amount into the Collection Account by the related Determination Date.

      Section 4.04 Statements to Noteholders.
      Pursuant to Section 4.01, the Master Servicer shall deliver to the Indenture Trustee the data necessary to prepare a statement (the "Monthly Statement") for each Payment Date with the information in Exhibit E. Such statement shall be based solely on the information provided to the Indenture Trustee by the Master Servicer pursuant to the preceding sentence upon which information the Indenture Trustee may conclusively rely.

      If the Monthly Statement is not accessible to any of the Noteholders, the Master Servicer, the Credit Enhancer, or either Rating Agency on the Indenture Trustee's internet website, the Indenture Trustee shall forward a hard copy of it to each Noteholder, the Master Servicer, the Credit Enhancer, and each Rating Agency immediately after the Indenture Trustee becomes aware that the Monthly Statement is not accessible to any of them via the Indenture Trustee's internet website. The address of the Indenture Trustee's internet website where the Monthly Statement will be accessible is https://www.jpmorgan.com/sfr. Assistance in using the Indenture Trustee's internet website may be obtained by calling the Indenture Trustee's customer service desk at (877) 722-1095. The Indenture Trustee shall notify each Noteholder, the Credit Enhancer, the Master Servicer, and each Rating Agency in writing of any change in the address or means of access to the internet website where the Monthly Statement is accessible.

      Within 60 days after the end of each year, the Master Servicer shall prepare and forward to the Indenture Trustee the information in clauses (5),
(6), (7) and (8) of the Monthly Statement aggregated for the year. This requirement of the Master Servicer shall be satisfied if substantially comparable information is provided by the Master Servicer or a Paying Agent pursuant to any requirements of the Code.

      The Indenture Trustee shall prepare (in a manner consistent with the treatment of the Notes as indebtedness of the Transferor, or as may be otherwise required by Section 3.14) Internal Revenue Service Form 1099 (or any successor form) and any other tax forms required to be filed or furnished to Noteholders for payments by the Indenture Trustee (or the Paying Agent) on the Notes and shall file and distribute such forms as required by law.

                                  ARTICLE V

              THE MASTER SERVICER, THE SPONSOR, AND THE DEPOSITOR

      Section 5.01 Liability of the Sponsor, the Master Servicer, and the Depositor.
      The Sponsor, the Depositor, and the Master Servicer shall be liable only for their express agreements under this Agreement.

      Section 5.02 Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer or the Depositor.
      Any corporation into which the Master Servicer or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Master Servicer or the Depositor is a party, or any corporation succeeding to the business of the Master Servicer or the Depositor, shall be the successor of the Master Servicer or the Depositor, as the case may be, under this Agreement, without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, notwithstanding anything in this Agreement to the contrary.

      As a condition to the effectiveness of any merger or consolidation, at least 15 days before the effective date of any merger or consolidation of the Master Servicer, the Master Servicer shall provide written notice to the Depositor of any successor pursuant to this Section and in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably requested by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement Master Servicer.

      Section 5.03 Limitation on Liability of the Master Servicer and Others. Neither the Master Servicer nor any of its directors, officers, employees, or agents is liable to the Trust, the Owner Trustee, the Transferor, or the Noteholders for the Master Servicer's taking any action or refraining from taking any action in good faith pursuant to this Agreement, or for errors in judgment. This provision shall not protect the Master Servicer or any of its directors, officers, employees, or agents against any liability that would otherwise be imposed for misfeasance, bad faith, or gross negligence in the performance of the duties of the Master Servicer or for reckless disregard of the obligations of the Master Servicer. The Master Servicer and any of its directors, officers, employees, or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any person about anything arising under this Agreement.

      The Master Servicer and each of its directors, officers, employees, and agents shall be indemnified by the Trust (but only from funds available from the applicable Loan Group) and held harmless against any loss, liability, or expense incurred in connection with any legal action relating to this Agreement, the Transferor Certificates, or the Notes, other than any loss, liability, or expense related to any specific Mortgage Loan that is otherwise not reimbursable pursuant to this Agreement and any loss, liability, or expense incurred due to its willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement or due to its reckless disregard of its obligations under this Agreement.

      The Master Servicer need not appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability. The Master Servicer may in its sole discretion undertake any action that it deems appropriate with respect to this Agreement and the interests of the Noteholders. If so, the reasonable legal expenses and costs of the action and any resulting liability shall be expenses, costs, and liabilities of the Trust, and the Master Servicer shall only be entitled to be reimbursed pursuant to Section 8.03(a)(xii) of the Indenture (but only from funds available from the applicable Loan Group). The Master Servicer's right to indemnity or reimbursement pursuant to this Section shall survive any resignation or termination of the Master Servicer pursuant to Section 5.04 or
6.01 with respect to any losses, expenses, costs, or liabilities arising before its resignation or termination (or arising from events that occurred before its resignation or termination).

      Section 5.04 Master Servicer Not to Resign.
      Subject to Section 5.02, the Master Servicer shall not resign as Master Servicer under this Agreement except

            (1) if the performance of its obligations under this Agreement are no longer permissible under applicable law or due to applicable law are in material conflict with any other activities carried on by it or its subsidiaries or Affiliates that are of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or

            (2) if

                  (a) the Master Servicer has proposed a successor Master
            Servicer to the Indenture Trustee and the proposed successor Master Servicer is reasonably acceptable to the Indenture Trustee;

                  (b) each Rating Agency has delivered a letter to the
            Indenture Trustee before the appointment of the successor Master Servicer stating that the proposed appointment of the successor Master Servicer as Master Servicer under this Agreement will not result in the reduction or withdrawal of the then current rating of the Notes without regard to the Policy; and

                  (c) the proposed successor Master Servicer is reasonably
            acceptable to the Credit Enhancer in its sole discretion, as evidenced by a letter to the Indenture Trustee.

      No resignation by the Master Servicer shall become effective unless the Master Servicer has notified the Depositor at least 15 days before the effective date of the resignation of the successor pursuant to this Section and has provided all information reasonably requested by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the resignation of the Master Servicer in form and substance reasonably satisfactory to the Depositor.

      No resignation by the Master Servicer shall become effective until the Indenture Trustee or successor Master Servicer designated by the Master Servicer has assumed the Master

Servicer's obligations under this Agreement or the Indenture Trustee has designated a successor Master Servicer in accordance with Section 6.02. Any resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Master Servicer. Any determination permitting the resignation of the Master Servicer pursuant to clause (1) above shall be evidenced by an Opinion of Counsel to that effect delivered to the Indenture Trustee and the Credit Enhancer. The Master Servicer shall have no claim (whether by subrogation or otherwise) or other action against the Transferor, any Noteholder, or the Credit Enhancer for any amounts paid by the Master Servicer pursuant to any provision of this Agreement.

      Section 5.05 Delegation of Duties.
      In the ordinary course of business, the Master Servicer may delegate any of its duties under this Agreement at any time to any person who agrees to act in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01, including any of its Affiliates or any subservicer referred to in Section 3.01. This delegation shall not relieve the Master Servicer of its obligations under this Agreement and shall not constitute a resignation within the meaning of Section 5.04.

      Section 5.06 Indemnification by the Master Servicer.
      The Master Servicer shall indemnify the Trust, the Owner Trustee, and the Indenture Trustee against any loss, liability, expense, damage, or injury suffered or sustained due to the Master Servicer's actions or omissions in servicing or administering the Mortgage Loans that are not in accordance with this Agreement, including any judgment, award, settlement, reasonable attorneys' fees, and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding, or claim. This indemnification is not payable from the assets of the Trust. This indemnity shall run directly to and be enforceable by an injured party subject to any applicable limitations.

      The Indenture Trustee and any director, officer, employee, or agent of the Indenture Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement, the Indenture, the Custodial Agreement, the Administration Agreement, the Notes, or the Transferor Certificates, or in connection with the performance of any of the Indenture Trustee's duties thereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Indenture Trustee's duties under this Agreement, the Indenture, or the Custodial Agreement or by reason of reckless disregard of the Indenture Trustee's obligations and duties under this Agreement.

      The indemnity provisions of this Section shall survive the termination of this Agreement or the resignation or removal of the Indenture Trustee under the Indenture.

                                  ARTICLE VI

                             SERVICING TERMINATION

      Section 6.01 Events of Servicing Termination.
      If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

            (1) any failure by the Master Servicer to deposit in the Collection Account any deposit required to be made under this Agreement or to remit to the Indenture Trustee amounts required to be deposited to the Payment Account that continues unremedied either beyond the relevant Payment Date or for five Business Days after the date when notice of the failure has been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Credit Enhancer or Holders of Notes representing not less than 25% of the Outstanding Amount of all Classes of Notes; or

            (2) failure by the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer in the Notes or in this Agreement (except with respect to a failure related to a Limited Exchange Act Reporting Obligation) that materially and adversely affects the interests of the Noteholders or the Credit Enhancer and continues unremedied for 60 days after the date on which notice of the failure, requiring it to be remedied, and stating that the notice is a "Notice of Default" under this Agreement, has been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Credit Enhancer or the Holders of Notes representing not less than 25% of the Outstanding Amount of all Classes of Notes; or

            (3) an Insolvency Event occurs with respect to the Master
      Servicer;

then, until the Event of Servicing Termination has been remedied by the Master Servicer, either the Indenture Trustee (with the consent of the Credit Enhancer), the Credit Enhancer, or the Holders of Notes representing not less than 51% of the Outstanding Amount of all Classes of Notes with the consent of the Credit Enhancer by notice then given to the Master Servicer (and to the Indenture Trustee if given by the Credit Enhancer or the Holders of Notes) may terminate all of the rights and obligations of the Master Servicer as servicer under this Agreement.

      In addition, if during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust, the Master Servicer fails to perform any of the obligations that constitute a Limited Exchange Act Reporting Obligation or the obligations in Section 3.09(a) or Section 7.07(a)(1) and (2), and the failure continues for the lesser of 10 days or the period in which the applicable Exchange Act Report can be filed timely (without taking into account any extensions), so long as the failure has not been remedied, the Indenture Trustee shall, but only at the direction of the Depositor (who shall designate a successor to the Master Servicer other than the Indenture Trustee), terminate all of the rights and obligations of the Master Servicer under this Agreement and in the Mortgage Loans and their proceeds, other than its rights as a

Certificateholder or Noteholder. The Depositor will not be entitled to terminate the rights and obligations of the Master Servicer if a failure of the Master Servicer to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of the Subcontractor with respect to mortgage loans other than the Mortgage Loans.

      Any notice of termination provided to the Master Servicer shall also be given by the party providing that notice to the Depositor, each Rating Agency and the Credit Enhancer.

      Within five Business Days after obtaining knowledge of it, the Master Servicer shall notify the Indenture Trustee, the Credit Enhancer and each Rating Agency of any event that with the giving of notice or the lapse of time would become an Event of Servicing Termination by delivering an Officer's Certificate describing the event.

      From the receipt by the Master Servicer of the notice, all the rights and obligations of the Master Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to this Section; and the Indenture Trustee is authorized to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any documents, and to do anything else appropriate to effect the purposes of the notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the rights and obligations of the Master Servicer under this Agreement, including the transfer to the Indenture Trustee for the administration by it of all cash amounts that are held by the Master Servicer and are to be deposited by it in the Collection Account, or that have been deposited by the Master Servicer in the Collection Account or are subsequently received by the Master Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect the succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (or if the predecessor Master Servicer is the Indenture Trustee, the initial Master Servicer) on presentation of reasonable documentation of the costs and expenses.

      Notwithstanding the foregoing, a delay in or failure of performance under Section 6.01(1) for five or more Business Days or under Section 6.01(2) for 60 or more days, shall not constitute an Event of Servicing Termination if the delay or failure could not be prevented by the exercise of reasonable diligence by the Master Servicer and the delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods, or similar causes. The preceding sentence shall not relieve the Master Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement, and the Master Servicer shall provide the Indenture Trustee, the Depositor, the Transferor, the Credit Enhancer, and the Noteholders with an Officers' Certificate giving prompt notice of its failure or delay, together with a description of its efforts to perform its obligations. The Master Servicer shall immediately notify the Indenture Trustee of any Events of Servicing Termination.

      In connection with the termination of the Master Servicer if any mortgage is registered on the MERS(R) System, then, either (i) the successor Master Servicer, including the Indenture Trustee if the Indenture Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of mortgage in recordable form to transfer all the mortgages registered on the MERS(R) System from MERS to the Indenture Trustee and to execute and deliver any other notices and documents appropriate to effect a transfer of those mortgages or the servicing of the Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file the assignment in the appropriate recording office. The successor Master Servicer shall deliver the assignment to the Indenture Trustee promptly upon receipt of the original with evidence of recording on it or a copy certified by the public recording office in which the assignment was recorded.

      If the Master Servicer is terminated, the Indenture Trustee will provide the Depositor all information, in form and substance reasonably satisfactory to the Depositor, reasonably requested by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a successor master servicer if the Indenture Trustee succeeds to the duties of the Master Servicer as provided in this Agreement.

      Section 6.02 Indenture Trustee to Act; Appointment of Successor.
      (a) From the time the Master Servicer receives a notice of termination pursuant to Section 6.01 or resigns pursuant to Section 5.04, the Indenture Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer under this Agreement and the transactions contemplated by this Agreement and shall be subject to all the obligations of the Master Servicer under this Agreement except (i) the obligation to repurchase or substitute for any Mortgage Loan, (ii) with respect to any representation or warranty of the Master Servicer, or (iii) for any act or omission of either a predecessor or successor Master Servicer other than the Indenture Trustee. As its compensation under this Agreement, the Indenture Trustee shall be entitled to the compensation the Master Servicer would have been entitled to under this Agreement if no notice of termination had been given. In addition, the Indenture Trustee will be entitled to compensation with respect to its expenses in connection with conversion of certain information, documents, and record keeping, as provided in Section 6.01.

      Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Master Servicer, or (ii) if the Indenture Trustee is legally unable to so act, the Indenture Trustee may (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank, or other mortgage loan or home equity loan servicer having a net worth of not less than $15,000,000 as the successor to the Master Servicer under this

Agreement to assume of any obligations of the Master Servicer under this Agreement. The successor Master Servicer must be acceptable to the Credit Enhancer in its sole discretion, as evidenced by the Credit Enhancer's prior consent, as applicable, which consent shall not be unreasonably withheld. The appointment of the successor Master Servicer must not result in the qualification, reduction, or withdrawal of the ratings assigned to the Notes by the Rating Agencies without regard to the Policy.

      No appointment of a successor to the Master Servicer will be effective unless at least 15 days before the effective date of the appointment, the Indenture Trustee notifies the Depositor of the successor pursuant to this
Section 6.02 and the successor Master Servicer provides to the Depositor all information, in form and substance reasonably satisfactory to the Depositor, reasonably requested by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to a replacement master servicer.

      Pending appointment of a successor to the Master Servicer, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act as Master Servicer. In connection with this appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation that the Master Servicer would otherwise have received pursuant to Section 3.08 (or any lesser compensation the Indenture Trustee and the successor agree to). The Indenture Trustee and the successor shall take any action, consistent with this Agreement, necessary to effectuate the succession.

      (b) The appointment of a successor Master Servicer shall not affect any liability of the predecessor Master Servicer that may have arisen under this Agreement before its termination as Master Servicer (including any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Master Servicer be liable for any acts or omissions of the predecessor Master Servicer or for any breach by the predecessor Master Servicer of any of its representations or warranties in this Agreement. Except for any compensation agreement with the Indenture Trustee, any successor Master Servicer shall be subject to all the terms of this Agreement from the time that it accepts its appointment to the same extent as if it were originally named as Master Servicer.

      Section 6.03 Notification to Noteholders and the Transferor.
      Upon any termination or appointment of a successor to the Master Servicer pursuant to this Article or Section 5.04, the Indenture Trustee shall give prompt notice of it to the Noteholders at their respective addresses appearing in the Note Register, the Transferor, the Credit Enhancer, and each Rating Agency.

                                 ARTICLE VII

                            EXCHANGE ACT REPORTING

      Section 7.01 Filing Obligations.
      The Master Servicer, the Indenture Trustee, the Owner Trustee, and each Seller shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor's reporting requirements under the Exchange Act with respect to the Trust. In addition to the information specified below, if so requested by the Depositor to satisfy its reporting obligation under the Exchange Act, the Master Servicer, the Indenture Trustee, the Owner Trustee, and each Seller shall (and the Master Servicer shall cause each subservicer to) provide the Depositor (a) with any information available to such person without unreasonable effort or expense and within the timeframe reasonably requested by the Depositor to comply with the Depositor's reporting obligations under the Exchange Act, and (b) to the extent the Master Servicer, the Indenture Trustee, the Owner Trustee, or a Seller is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of the agreement or amendment in EDGAR-compatible form.

      Section 7.02 Form 10-D Filings.
      (a) The Indenture Trustee shall prepare for filing and file reports on Form 10-D as required by Section 7.03(a) of the Indenture.

      (b) No later than each Payment Date, each of the Master Servicer, the Indenture Trustee, and the Owner Trustee shall notify (and the Master Servicer shall cause any subservicer to notify) the Depositor, the Master Servicer and the Indenture Trustee of any Form 10-D Disclosure Item, together with a description of the Form 10-D Disclosure Item in form and substance reasonably acceptable to the Depositor. In addition to the information the Master Servicer and the Indenture Trustee are obligated to provide pursuant to other provisions of this Agreement, if so requested by the Depositor, each of the Master Servicer and the Indenture Trustee shall provide any information available to it without unreasonable effort or expense regarding the performance or servicing of the Mortgage Loans (in the case of the Indenture Trustee, based on the information provided by the Master Servicer) reasonably required to facilitate preparation of distribution reports in accordance with
Item 1121 of Regulation AB. This information shall be provided concurrently with the information provided pursuant to Section 4.01 in the case of the Master Servicer and the Monthly Statement in the case of the Indenture Trustee, beginning with the first report due not less than five Business Days following the request.

      (c) The Indenture Trustee shall not have any responsibility to file any items (other than those generated by it) that have not been received in a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system and shall not have any responsibility to convert any such items to a format suitable (or readily convertible into a format suitable) for electronic filing via the EDGAR system. The Indenture Trustee shall have no liability to the Noteholders, the Certificateholders, the Trust, the Master Servicer, the Depositor, or the Credit Enhancer with respect to any failure to properly prepare or file any of

Form 10-D to the extent that the failure is not the result of any negligence, bad faith, or willful misconduct on its part.

      Section 7.03 Form 8-K Filings.
      (a) The Master Servicer shall prepare and file on behalf of the Trust any Form 8-K required by the Exchange Act. Each Form 8-K must be signed by the Master Servicer. Each of the Master Servicer (and the Master Servicer shall cause any subservicer to promptly notify) and the Indenture Trustee shall promptly notify the Depositor and the Master Servicer (if the notifying party is not the Master Servicer), but in no event later than two Business Days after its occurrence, of any Reportable Event relating to it of which it (in the case of the Indenture Trustee, a Responsible Officer of the Indenture Trustee, or in the case of the Owner Trustee, any officer of the Owner Trustee with direct responsibility for the administration of the Trust or with knowledge or familiarity with the particular subject) has actual knowledge. A person has actual knowledge of a Reportable Event to the extent that it relates to it or any action or failure to act by it.

      (b) Concurrently with any sale of Additional Home Equity Loans to the Trust, the Sponsor shall notify the Depositor and the Master Servicer, if any material pool characteristic of the actual asset pool at the time of issuance of the Notes differs by 5% or more (other than as a result of the pool assets converting into cash in accordance with their terms) from the description of the asset pool in the Prospectus Supplement.

      Section 7.04 Form 10-K Filings.
      (a) Before March 30th of each year, beginning in 2007 (or any earlier date required by the Exchange Act), the Depositor shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act. A senior officer in charge of the servicing function of the Master Servicer shall sign each Form 10-K filed on behalf of the Trust. The Form 10-K shall include as exhibits each

            (1) annual compliance statement described under Section 3.09,

            (2) annual Servicing Criteria Compliance Assessment Report described under Section 7.07, and

            (3) annual Accountant's Attestation described under Section 7.07.


      Each Form 10-K shall also include any Sarbanes-Oxley Certification required to be included with it, as described in Section 7.05.

      (b) If the Item 1119 Parties have changed since the Closing Date, by no later than March 1 of each year, the Master Servicer shall provide each of the Indenture Trustee and the Owner Trustee with an updated list of the Item 1119 Parties.

      (c) No later than March 15 of each year, beginning in 2007, the Master Servicer, the Indenture Trustee, and the Owner Trustee shall notify (and the Master Servicer shall cause any subservicer to notify) the Depositor and the Master Servicer of any Form 10-K Disclosure

Item, together with a description of it in form and substance reasonably acceptable to the Depositor. Additionally, each of the Master Servicer, the Indenture Trustee, and the Owner Trustee shall provide, and shall cause each Reporting Subcontractor retained by the Master Servicer or the Indenture Trustee, and in the case of the Master Servicer shall cause each subservicer, to provide the following information no later than March 15 of each year in which a Form 10-K is required to be filed on behalf of the Trust:

            (1) if the report on assessment of compliance with servicing criteria described under Section 7.07 or related registered public accounting firm attestation report described under Section 7.07 relating to the relevant person identifies any material instance of noncompliance, notification of the instance of noncompliance and

            (2) if the report on assessment of compliance with servicing criteria or related registered public accounting firm attestation report relating to the relevant person is not provided to be filed as an exhibit to the Form 10-K, information detailing the explanation why the report is not included.

      Section 7.05 Sarbanes-Oxley Certification.
      (a) Each Form 10-K shall include a Sarbanes-Oxley Certification. No later than March 15 of each year, beginning in 2007, the Master Servicer and the Indenture Trustee shall (unless it is the Certifying Person), and the Master Servicer shall cause each subservicer and Reporting Subcontractor and the Indenture Trustee shall cause each Reporting Subcontractor to, provide to the Certifying Person a Performance Certification on which the Certification Parties may reasonably rely.

      (b) The senior officer in charge of the servicing function of the Master Servicer shall serve as the Certifying Person on behalf of the Trust. Neither the Master Servicer nor the Depositor will request delivery of a certification under this Section unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Trust. If before the filing date of the Form 10-K in March of each year, a Responsible Officer of the Indenture Trustee or the Depositor has actual knowledge of information material to the Sarbanes-Oxley Certification, the Indenture Trustee or the Depositor, as the case may be, shall promptly notify the Master Servicer and the Depositor. The respective parties to this Agreement agree to cooperate with all reasonable requests made by any Certifying Person or Certification Party in connection with the Certifying Person's or Certification Party's attempt to conduct any due diligence that it reasonably believes to be appropriate to allow it to deliver any Sarbanes-Oxley Certification with respect to the Trust.

      Section 7.06 Form 15 Filing.
      Before January 30 of the first year in which the Depositor is able to do so under applicable law, the Indenture Trustee, on behalf of the Depositor, shall file a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act.

      Section 7.07 Report on Assessment of Compliance and Attestation.
      (a) On or before March 15 of each year, beginning in 2007 and continuing until the year in which a Form 15 is file pursuant to Section 7.06:

            (1) Each of the Master Servicer and the Indenture Trustee shall deliver to the Depositor, the Credit Enhancer and the Master Servicer a Servicing Criteria Compliance Assessment Report for the pervious year so long as a Servicing Criteria Compliance Assessment Report is required by Regulation AB. The Servicing Criteria Compliance Assessment Report shall be signed by an authorized officer of the Master Servicer or the Indenture Trustee, as applicable, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit G delivered to the Depositor concurrently with the execution of this Agreement. To the extent any of the Servicing Criteria are not applicable to the Master Servicer or the Indenture Trustee, as applicable, with respect to asset-backed securities transactions taken as a whole involving it and that are backed by the same asset type backing the Notes, the report shall include a statement to that effect. The Depositor and the Master Servicer, and each of their respective officers and directors, will be entitled to rely on each Servicing Criteria Compliance Assessment Report.

            (2) Each of the Master Servicer and the Indenture Trustee shall deliver to the Depositor, the Credit Enhancer and the Master Servicer an Accountant's Attestation with respect to the Servicing Criteria Compliance Assessment Report furnished by Master Servicer or the Indenture Trustee, as applicable. To the extent any of the Servicing Criteria are not applicable to the Master Servicer or the Indenture Trustee, as applicable, with respect to asset-backed securities transactions taken as a whole involving it and that are backed by the same asset type backing the Notes, the Accountant's Attestation shall include a statement that that effect.

            (3) The Master Servicer shall cause each subservicer and each Reporting Subcontractor to deliver to the Depositor and the Credit Enhancer a Servicing Criteria Compliance Assessment Report and an Accountant's Attestation as and when provided in Section 7.07(a)(1) and
      (2).

            (4) The Indenture Trustee shall cause each Reporting Subcontractor to deliver to the Depositor, the Credit Enhancer and the Master Servicer a Servicing Criteria Compliance Assessment Report and an Accountant's Attestation as and when provided in Section 7.07(a)(1) and (2).

            (5) The Master Servicer and the Indenture Trustee shall execute (and the Master Servicer shall cause each subservicer to execute, and the Master Servicer and the Indenture Trustee shall cause each Reporting Subcontractor to execute) a reliance certificate in the form of Exhibit I to enable the Certification Parties to rely on each

                  (A) annual compliance statement provided pursuant to Section
            3.09, if applicable,

                  (B) Servicing Criteria Compliance Assessment Report provided pursuant to this Section 7.07, and

                  (C) Accountant's Attestation provided pursuant to this
            Section 7.07,
            and shall include a certification that each Servicing Criteria Compliance Assessment Report discloses any deficiencies or defaults described to the applicable registered public accountants to enable them to render the Accountant's Attestation provided for in this Section 7.07.

      (b) If the Master Servicer, any subservicer, the Indenture Trustee, or any Reporting Subcontractor is terminated or resigns during the term of this Agreement, that person shall provide documents and information required by this Section 7.07 with respect to the period it was subject to this Agreement or provided services with respect to the Trust, the Notes, or the Mortgage Loans.

      (c) Each Servicing Criteria Compliance Assessment Report provided by a subservicer pursuant to Section 7.07(a)(3) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit G delivered to the Depositor concurrently with the execution of this Agreement or, in the case of a subservicer subsequently appointed as such, on or before the date of its appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 7.07(a)(3) or (4) need not address any elements of the Servicing Criteria other than those specified by the Master Servicer or the Indenture Trustee, as applicable, pursuant to Section 7.07(a)(1).

      Section 7.08 Use of Subservicers and Subcontractors.
      (a) The Master Servicer shall cause any subservicer used by the Master Servicer (or by any subservicer) for the benefit of the Depositor to comply with the provisions of Section 3.09(b) and this Article VII to the same extent as if it were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person). The Master Servicer shall be responsible for obtaining from each subservicer and delivering to the Depositor any servicer compliance statement required to be delivered by the subservicer under Section 3.09, any a Servicing Criteria Compliance Assessment Report and Accountant's Attestation required to be delivered by the subservicer under
Section 7.07, and any certification required to be delivered to the Certifying Person under Section 7.05 as and when required to be delivered.

      No person may become a successor subservicer in connection with this Agreement (whether by merger or consolidation with an existing subservicer or by appointment as a successor to any subservicer) unless the Master Servicer has notified the Depositor at least 15 days before the effective date of the succession or appointment of the successor and has provided all information reasonably requested by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to the succession or appointment of the successor subservicer in form and substance reasonably satisfactory to the Depositor.

      (b) It shall not be necessary for the Master Servicer, any subservicer, or the Indenture Trustee to seek the consent of the Depositor or any other party to the use of any Subcontractor. The Master Servicer or the Indenture Trustee, as applicable, shall promptly on request provide to the Depositor (or any designee of the Depositor, such as the Master Servicer or administrator) a description (in form and substance reasonably satisfactory to the Depositor) of the role and function of each Subcontractor used by the Master Servicer or the Indenture

Trustee (or in the case of the Master Servicer, any Subservicer). The description shall specify for each Subcontractor

            (1) its identity,

            (2) whether it is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and

            (3) which elements of the Servicing Criteria will be addressed in Servicing Criteria Compliance Assessment Reports provided by it if it is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      (c) Neither the Master Servicer nor the Indenture Trustee shall use any Subcontractor (or in the case of the Master Servicer, any subservicer) that would be a Reporting Subcontractor unless the Subcontractor (or subservicer) agrees for the benefit of the Depositor to comply with Sections 7.07 and 7.09 to the same extent as if the Subcontractor (or subservicer) were the Master Servicer (except with respect to the Master Servicer's duties with respect to preparing and filing any Exchange Act Reports or as the Certifying Person) or the Indenture Trustee with respect to the actions being performed by the Subcontractor (or subservicer), as applicable. The Master Servicer or the Indenture Trustee, as applicable, shall be responsible for obtaining from each Subcontractor and delivering to the Depositor and the Master Servicer any Servicing Criteria Compliance Assessment Report and Accountant's Attestation required to be delivered by the Subcontractor under Section 7.05 and Section 7.07, in each case as and when required to be delivered.

      Section 7.09 Amendments.
      (a) If the parties to this Agreement desire to further clarify or amend any provision of this Article VII, this Agreement shall be amended to reflect the new agreement between the parties covering matters in this Article VII pursuant to Section 8.01, which amendment shall not require any Opinion of Counsel or the satisfaction of the Rating Agency Condition or the consent of any Noteholder.

      (b) The Depositor shall assume the obligations and responsibilities of the Master Servicer in this Article VII with respect to the preparation and filing of the Exchange Act Reports and acting as the Certifying Person if

            (1) during the period that the Depositor is required to file Exchange Act Reports with respect to the Trust, the Master Servicer is no longer an Affiliate of the Depositor,

            (2) the successor Master Servicer has agreed to provide a Sarbanes-Oxley Certification to the Depositor substantially in the form of Exhibit I,

            (3) the successor Master Servicer has agreed to provide the Servicing Criteria Compliance Assessment Reports and Accountant's Attestations as provided in Section 7.07(a)(1) and (2) and the reliance certificate as provided in Section 7.07(a)(5),

            (4) the successor Master Servicer has agreed to cause each subservicer and each Reporting Subcontractor used by it to provide the Servicing Criteria Compliance

      Assessment Reports and Accountant's Attestations as provided in Section 7.07(a)(3), and

            (5) the Depositor has received indemnity from the successor Master Servicer satisfactory to the Depositor.

                                 ARTICLE VIII

                                  TERMINATION

      Section 8.01 Termination.
      (a) The respective obligations and responsibilities of the Sponsor, the Master Servicer, the Depositor, the Trust, and the Indenture Trustee created by this Agreement (other than the obligation of the Master Servicer to send certain notices) shall terminate on the earlier of

            (1) the transfer of all the Mortgage Loans pursuant to Section 8.01(b),

            (2) the termination of the Trust Agreement or the Indenture, and

            (3) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired in foreclosure or by deed in lieu of foreclosure of any Mortgage Loan.

      Upon termination in accordance with this Section, the Indenture Trustee shall execute any documents and instruments of transfer presented by the Transferor, in each case without recourse, representation, or warranty, and take any other actions the Transferor reasonably requests to effect the transfer of the Mortgage Loans to the Transferor. Notwithstanding the termination of this Agreement, the Master Servicer shall comply with this Agreement in winding up activities under this Agreement after termination if necessary.

      (b) With the consent of the Credit Enhancer, the Master Servicer may effect the transfer of all the Mortgage Loans at their termination purchase price on any Payment Date on or after the Optional Termination Date and require the Trust to redeem the Notes pursuant to Section 10.01 of the Indenture with the proceeds. The termination purchase price is the sum of:

            (1) the aggregate Note Principal Balance for the Principal Amount Notes,

            (2) accrued aggregate Note Interest through the day preceding the final Payment Date, and

            (3) interest accrued on any aggregate Unpaid Investor Interest Shortfall, to the extent legally permissible.

      (c) The Master Servicer must notify the Trust, the Indenture Trustee, and the Credit Enhancer of any election to effect the transfer of the Mortgage Loans pursuant to Section 8.01(b) no later than the first day of the month before the month in which the transfer is to occur. The proceeds from the purchase of the Mortgage Loans, for purposes of payments on the Notes, shall be considered to have been received in the Collection Period before the Collection Period in which the Payment Date on which the purchase takes place occurs.

      Section 8.02 Additional Termination Requirements.
      (a) If the Master Servicer exercises its redemption option in Section 8.01(b), the Mortgage Loans then remaining in the Trust shall be liquidated in accordance with the following additional requirements, unless the Indenture Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not result in the imposition of taxes on prohibited transactions on any REMIC as defined in
Section 860F of the Code, or cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any Certificates are outstanding:

      (b) Within 90 days before the final Payment Date in the notice given by the Indenture Trustee under Section 10.01(b) of the Indenture, the Master Servicer shall prepare and the Indenture Trustee, at the expense of the tax matters person, shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code that, as evidenced by an Opinion of Counsel, meets the requirements of a qualified liquidation; and

      (c) Within 90 days after the time of adoption of a plan of complete liquidation, the Issuer shall sell all of the assets of the Trust to the Master Servicer for cash greater than or equal to the sum of:

            (1) 100% of the principal balance of each Mortgage Loan plus one month's accrued interest thereon at the applicable Loan Rate,

            (2) for each such property, the lesser of the appraised value of any Mortgaged Property that has been acquired by the Trust in foreclosure or by deed in lieu of foreclosure as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and the principal balance of the related Mortgage Loan, and

            (3) any remaining unpaid costs and damages incurred by the Trust that arise out of an actual violation of any predatory or abusive lending law that also constitutes an actual breach of a representation and warranty in Section 2.04, in all cases plus accrued and unpaid interest thereon at the applicable Loan Rate.

      The Indenture Trustee as agent for any REMIC created under the Trust Agreement shall adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer and the receipt of the Opinion of Counsel referred to in Section 8.02(a) and take any other action in connection therewith reasonably requested by the Master Servicer.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

      Section 9.01 Amendment.
      This Agreement may be amended from time to time by the Sponsor, the Master Servicer, the Depositor, the Owner Trustee, and the Indenture Trustee, if the Rating Agency Condition is satisfied (in connection with which the consent of the Credit Enhancer shall not be unreasonably withheld). However, no amendment that significantly changes the permitted activities of the Trust may be promulgated without the consent of a majority of the aggregate Outstanding Amount of the Notes. For this purpose no Notes owned by the Sponsor or any of its affiliates may vote, nor shall their Notes be considered outstanding. This Agreement may also be amended from time to time by the Sponsor, the Master Servicer, the Depositor, the Owner Trustee, and the Indenture Trustee, with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld) and Holders of not less than 66?% of the aggregate Outstanding Amount of the Principal Balance Notes.

      The Indenture Trustee may enter into any amendment of this Agreement as to which the Rating Agency Condition is satisfied, and when so requested by an Issuer Request, the Indenture Trustee shall enter into any amendment of this Agreement

            (1) that does not impose further obligations or liabilities on the Indenture Trustee, and

            (2) as to which either the Rating Agency Condition is satisfied or Holders of not less than 66?% of the aggregate Outstanding Amount of the Principal Balance Notes and the Credit Enhancer have consented.

      Following the execution and delivery of any amendment to this Agreement or to the Policy to which the Credit Enhancer was required to consent, either the Transferor, if the Transferor requested the amendment, or the Master Servicer, if the Master Servicer requested the amendment, shall reimburse the Credit Enhancer for the reasonable out-of-pocket costs and expenses incurred by them in connection with the amendment.

      Before the execution of the amendment, the party to this Agreement requesting the amendment shall notify each Rating Agency of the substance of the amendment. The Indenture Trustee shall deliver fully executed original counterparts of the instruments effecting the amendment to the Credit Enhancer.

      Section 9.02 Governing Law.
      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

      Section 9.03 Notices.
      All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this

Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

            if to the Trust at:

                     CWHEQ Revolving Home Equity Loan Trust, Series 2006-C Wilmington Trust Company, as Owner Trustee
                     Rodney Square North
                     1100 North Market Street
                     Wilmington, DE 19890-0001
                     Attention: Corporate Trust Administration
                     Telecopy: (302) 651-8888

            if to the Depositor at:

                     CWHEQ, Inc.
                     4500 Park Granada
                     Calabasas, California 91302
                     Attention: Legal Department
                     Telecopy: (818) 225-8882

            if to the Master Servicer at:

                     Countrywide Home Loans, Inc.
                     4500 Park Granada
                     Calabasas, California 91302
                     Attention: Legal Department,
                     Telecopy: (818) 225-4028


            if to the Indenture Trustee at:

                     the Corporate Trust Office
                     Telecopy: (312) 267-5210

            if to the Credit Enhancer at:

                     Ambac Assurance Corporation
                     One State Street Plaza
                     New York, New York 10004
                     Attention:  Consumer Asset Backed Securities Group
                     Telecopy:  (212) 363-1459
                     Confirmation:  (212) 208-3394

            if to Moody's at:

                     Residential Loan Monitoring Group, 4th Floor
                     99 Church Street
                     New York, New York 10007
            and if to Standard & Poor's at:

                     55 Water Street
                     New York, New York 10041

      Whenever a notice or other communication to the Credit Enhancer refers to an Event of Servicing Termination or with respect to which failure on the part of the Credit Enhancer to respond would constitute consent or acceptance, then a copy of the notice or other communication shall also be sent to the attention of the General Counsel of the Credit Enhancer and shall be marked to indicate "URGENT MATERIAL ENCLOSED."

      Section 9.04 Severability of Provisions.
      Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

      Section 9.05 Assignment.
      Except as provided in Sections 5.02 and 5.04, this Agreement may not be assigned by the Depositor or the Master Servicer without the prior consent of the Credit Enhancer.

      Section 9.06 Third-Party Beneficiaries.
      This Agreement will be binding on the parties to this Agreement, and inure to the benefit of the parties to this Agreement, the Noteholders, the Transferor, the Note Owners, the Owner Trustee and the Credit Enhancer, and their respective successors and permitted assigns, and each is a third party beneficiary of this Agreement. No other person will have any rights under this Agreement.

      Section 9.07 Counterparts; Electronic Delivery.
      This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument. Any signature page to this Agreement containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

      Section 9.08 Effect of Headings and Table of Contents.
      The Article and Section headings in this Agreement and the Table of Contents are for convenience only and shall not affect the construction of this Agreement.

      IN WITNESS WHEREOF, the Depositor, the Sponsor and Master Servicer, the Trust, and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.



                          CWHEQ, INC.
                               Depositor



                          By: /s/ Leon Daniels, Jr.
                              --------------------------------------
                               Name: Leon Daniels, Jr.
                               Title: Vice President



                          COUNTRYWIDE HOME LOANS, INC.
                               Sponsor and Master Servicer



                          By: /s/ Leon Daniels, Jr.
                              --------------------------------------
                              Name: Leon Daniels, Jr.
                              Title: Senior Vice President



                          JPMORGAN CHASE BANK, N.A.,
                               Indenture Trustee



                          By: /s/ Keith R. Richardson
                              ------------------------------------
                              Name: Keith R. Richardson
                              Title: Attorney-in-Fact

                          CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 2006-C

                          By:   WILMINGTON TRUST COMPANY, not in its
                                individual capacity but solely as
                                Owner Trustee



                          By: /s/ Michelle C. Harra
                              ------------------------------------
                              Name: Michelle C. Harra
                              Title: Financial Services Officer

State of CALIFORNIA              )
                                 ) ss.:
County of LOS ANGELES            )



      On the 30th day of March, 2006 before me, a notary public in and for the State of California, personally appeared Leon Daniels, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Calabasas, California; that he is the Vice President of CWHEQ, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation.


/s/ Glenda J. Daniel
---------------------------
Notary Public

Glenda J. Daniel
Commission # 1609859
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2009.

State of CALIFORNIA              )
                                 ) ss.:
County of LOS ANGELES            )



      On the 30th day of March, 2006 before me, a notary public in and for the State of California, personally appeared Leon Daniels, Jr., known to me who, being by me duly sworn, did depose and say that he resides at Calabasas, California; that he is the Senior Vice President of Countrywide Home Loans, Inc., a New York corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


/s/ Glenda J. Daniel
---------------------------
Notary Public

Glenda J. Daniel
Commission # 1609859
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2009.

State of ILLINOIS                )
                                 ) ss.:
County of COOK                   )



      On the 30th day of March, 2006 before me, a notary public in and for the State of Illinois, personally appeared Keith R. Richardson, known to me who, being by me duly sworn, did depose and say that he resides at Plainfield, Illinois; that he is the Attorney-In-Fact of JPMorgan Chase Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; that he signed his name thereto by order of the Board of Directors of said corporation.


/s/ Diane Mary Wuertz
---------------------------
Notary Public




OFFICIAL SEAL
Diane Mary Wuertz
Notary Public, State of Illinois
My Commission Expires: February 3, 2010

State of DELAWARE                )
                                 ) ss.:
County of NEW CASTLE             )


      On the 30th day of March, 2006 before me, a notary public in and for the State of Delaware, personally appeared Michele C. Harra, known to me who, being by me duly sworn, did depose and say that she resides at Wilmington, Delaware; that she is a Financial Services Officer of Wilmington Trust Company, not in its individual capacity but in its capacity as Owner Trustee of CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, one of the parties that executed the foregoing instrument; that she signed her name thereto by order of the Board of Directors of said corporation.


/s/ Amanda E. Burger
---------------------------
Notary Public

Amanda E. Burger
Notary Public - State of Delaware
My Commission Expires March 7, 2007

                                                                     EXHIBIT A

                            MORTGAGE LOAN SCHEDULE
                     [Delivered to Indenture Trustee Only]

                                                                     EXHIBIT B

                       FORM OF LETTER OF REPRESENTATIONS

                                                                     EXHIBIT C

                   FORM OF REQUEST FOR RELEASE OF DOCUMENTS

                                                                        [DATE]


JPMorgan Chase Bank, N.A.
         as Indenture Trustee
4 New York Plaza
6th Floor
New York, New York 10004
Attention: Worldwide Securities Services/Structure Finance Services,
           Countrywide HEL CWHEQ 2006-C
Attn: Corporate Trust Services Division
         Re:  CWHEQ, Inc. Revolving Home Equity Loan
              Asset Backed Notes, Series 2006-C
              ---------------------------------
Gentlemen:

      In connection with the administration of the Mortgage Loans held by you as Indenture Trustee under the Sale and Servicing Agreement, dated as of March 30, 2006, among CWHEQ, Inc. as Depositor, Countrywide Home Loans, Inc., as Sponsor and Master Servicer, CWHEQ Revolving Home Equity Loan Trust, Series 2006-C and you, as Indenture Trustee (the "Agreement"), we hereby request a release of the Mortgage File held by you as Indenture Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Loan No.:
[MIN No.]
Reason for requesting file:
--------------------------
                            1.    Mortgage Loan paid in full. (The Master Servicer hereby certifies that all
--------------------              amounts received in connection with the payment in full of the Mortgage
                                  Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited).
                            2.    Retransfer of Mortgage Loan. (The Master Servicer hereby certifies that the
--------------------              Transfer Deposit Amount has been deposited in the Collection Account pursuant to the Agreement).
                            3.    The Mortgage Loan is being foreclosed.
                            4.    The Mortgage Loan is being re-financed by another depository institution.
--------------------              (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Mortgage Loan which are required to be deposited in the Collection Account pursuant to Section 3.02 of the
                                  Agreement have been so deposited).
                            5.    Other (Describe).
--------------------

      The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Indenture Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan has been liquidated or retransferred.

      Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.


                                        COUNTRYWIDE HOME LOANS, INC.

                                        By:_______________________________


                                           Name:
                                           Title: Servicing Officer

                                                                     EXHIBIT D


                           FORM OF TRANSFER DOCUMENT


      The Sponsor hereby transfers to the Depositor, and the Depositor hereby transfers to the Owner Trustee for the benefit of CWHEQ Revolving Home Equity Loan Trust, Series 2006-C the below identified Additional Home Equity Loans.


      Subsequent Closing Date: _________________

      Subsequent Cut-off Date: __________________

      Cut-off Date Asset Balance: $ ______________

      Additional Home Equity Loans:


      [Each of the Sponsor's funded Mortgage Loans owned by it for securitization on the above referenced Subsequent Cut-off Date sequentially by date beginning with the earliest date on which any of them were funded, and within a date alphabetically, are hereby transferred to the Trust until either their aggregate Cut-off Date Asset Balance is as close as possible to equal to the Cut-off Date Asset Balance indicated above without exceeding it or all of the loans through the Subsequent Cut-off Date have been transferred.]

      This Transfer Document is delivered pursuant to the Purchase Agreement and the Sale and Servicing Agreement, dated as of March 30, 2006, among CWHEQ, Inc., Countrywide Home Loans, Inc., CWHEQ Revolving Home Equity Loan Trust, Series 2006-C, and JPMorgan Chase Bank, N.A., and the capitalized terms used in this document have the meanings given to them in those agreements.


         Dated: __________ , 2006.


         COUNTRYWIDE HOME LOANS, INC.           CWHEQ, INC.




         By : ___________________               By : ________________________


               Name:                                   Name:

      Title:                                           Title:

                                                                     EXHIBIT E

                               MONTHLY STATEMENT

      The following information is required in each Monthly Statement. The format of the Monthly Statement is on file with the Indenture Trustee.

      (1) the Investor Floating Allocation Percentage for each Loan Group for the related Collection Period;

      (2) the Investor Interest Collections and the Investor Principal Collections for each Loan Group for the related Collection Period;

      (3) the Interest Collections that are not Investor Interest Collections, the Net Draws Principal Payment, and Interest Collections allocated to the Net Draws, and Transferor Principal Collections, each for each Loan Group for the related Collection Period;

      (4) the aggregate amount to be paid to the each Class of Notes;

      (5) the amount of Note Interest for each Class of Notes for the related Interest Period, and the Note Rate for each Class of Notes for the related Interest Period;

      (6) the amount of the Note Interest that is not payable to the Holders of each Class of Notes on the Payment Date because of insufficient Investor Interest Collections and Subordinated Transferor Collections;

      (7) the amount of any Unpaid Investor Interest Shortfall for each Class of Notes for the Payment Date and the amount of interest on the shortfall at the applicable Note Rate for each Class of Notes applicable from time to time (separately stated) to be paid on the Payment Date;

      (8) the amount of the remaining Unpaid Investor Interest Shortfall for each Class of Notes after giving effect to the payment;

      (9) the amount of principal in the payment for each Class of Notes, separately stating its components;

      (10) the amount of the Investor Loss Amounts for the Payment Date and the amount of Investor Loss Amounts that will be reimbursed in the payment for each Loan Group;

      (11) the aggregate unreimbursed Investor Loss Amounts for each Loan Group after giving effect to the payment;

      (12) the amount of any Basis Risk Carryforward for each Class of Principal Amount Notes in the payment and the amount of Rate Cap Shortfalls for the Class 2-A Notes and any amounts due to the trust, and the amounts received, in respect of the Cap Contract;

      (13) the amount of the remaining Basis Risk Carryforward for each Class of Principal Balance Notes giving effect to the payment;

      (14) the Accelerated Principal Payment Amount and the portion of it that will be distributed as principal on each Class of Notes pursuant to Section 8.03(a)(vii) and (ix) of the Indenture on the Payment Date;

      (15) the amount of any Transfer Deposit Amount paid by the Sponsor or the Depositor for each Loan Group during the related Collection Period in connection with retransfer of Mortgage Loans pursuant to Section 2.07;

      (16) the Servicing Fee for the Payment Date;

      (17) the amount of the Sponsor Loss Coverage Obligation, the amount expected to be received from the Sponsor for the payment under such obligation for each Loan Group, and the remaining coverage under Sponsor Loss Coverage Obligation after the payment on the Payment Date;

      (18) the Note Principal Balance or Notional Balance of each Class of Notes and the factor to seven decimal places obtained by dividing the Note Principal Balance of each Class of Principal Balance Notes for the Payment Date by the Original Note Principal Balance of the that Class of Principal Amount Notes after giving effect to the payment on the Payment Date and to any reduction in the Note Principal Balance with respect to Investor Loss Amount;

      (19) the Allocated Transferor Interest for each Loan Group after giving effect to the payment and to any reduction in with respect to the related Investor Loss Amount on the Payment Date;

      (20) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying the Rapid Amortization Event if one has occurred;

      (21) whether an Event of Servicing Termination has occurred since the prior Determination Date, specifying the Event of Servicing Termination if one has occurred;

      (22) whether the Stepdown Date has occurred since the prior
Determination Date;

      (23) whether the Stepup Trigger Date has occurred since the prior Determination Date;

      (24) the amount to be distributed on the Mortgage Loans to the Issuer pursuant to Section 8.03(a)(xvi) of the Indenture;

      (25) the amount to be paid to the Master Servicer from Investor Interest Collections pursuant to Section 8.03(a)(xii) of the Indenture;

      (26) the Maximum Rate for each Loan Group for the related Collection Period and the Weighted Average Net Loan Rate for the Mortgage Loans for each Loan Group for the related Collection Period;

      (27) each Loan Group Balance as of the end of the preceding Collection Period;

      (28) the number and aggregate Asset Balances of Mortgage Loans in each Loan Group as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, and 90 or more days, respectively, as of the end of the preceding Collection Period;

      (29) the book value (within the meaning of 12 C.F.R. ss. 571.13 or comparable provision) of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

      (30) the amount of any optional advances on the Mortgage Loans for each Loan Group pursuant to Section 4.03 by the Master Servicer included in the payment on the Payment Date and the aggregate amount of optional advances pursuant to Section 4.03 on Mortgage Loans by the Master Servicer outstanding as of the close of business on the Payment Date;

      (31) the number and principal balances of any Mortgage Loans in each Loan Group retransferred to the Transferor pursuant to each of Section 2.04 and Section 2.06;

      (32) the amount of Subordinated Transferor Collections included in the payment for each Class of Notes;

      (33) for the first Payment Date, the number and Cut-off Date Asset Balance of Mortgage Loans in each Loan Group for which the Mortgage Loan File was not delivered to the Custodian acting on behalf of the Indenture Trustee within 30 days of the Closing Date or Subsequent Closing Date, as applicable;

      (34) the amount being paid to the Class R-1 Certificates,

      (35) the Net Draws related to each Loan Group for the Payment Date;

      (36) the Net Draws Principal Payment for the Payment Date;

      (37) the Record Date for that Payment Date;

      (38) the Determination Date;

      (39) the Payment Date;

      (40) the amount of funds received into any of the Collection Account, Payment Account, and any other account or fund established under the Transaction Documents, and the sources of the funds;

      (41) fees paid to any party under the Transaction Documents, other than the Servicing Fee;

      (42) any insurance premiums and other payments to the Loan Insurance Policy Provider and the purpose of the payments;

      (43) the premium payable to the Credit Enhancer on the Policy included in the payments with respect to each Loan Group;

      (44) the applicable Mortgage Rate;

      (45) the beginning and ending balance of any of the Collection Account, Payment Account, and any other account or fund established under the Transaction Documents;

      (46) the number and principal balance of the Mortgage Loans in each Loan Group at the beginning and the end applicable period, and the following information for the Mortgage Loans in each Loan Group: the weighted average Mortgage Rate, the weighted average remaining term to maturity, and the weighted average loan age;

      (47) the pool factor;

      (48) amount of prepayments for each Loan Group;

      (49) amount of prepayment charges for each Loan Group;

      (50) delinquency and loss information for the Mortgage Loans in each Loan Group;

      (51) any material modifications, extensions, or waiver to any terms of Mortgage Loan in each Loan Group during the applicable period;

      (52) any material breaches by any party to the Transaction Documents of any representation, warranty, or covenant;

      (53) any repurchase or substitution of a Mortgage Loan in each Loan Group; and

      (54) any material changes to the underwriting, originating, acquisition or pool selection criteria of any Seller.

      The amounts furnished pursuant to clauses (4), (5) (for Note Interest),
(7), (8), (9), (10), and (11) above shall be expressed as a dollar amount per $1,000 increment of Notes.

                                                                   EXHIBIT F-1

                       FORM OF PERFORMANCE CERTIFICATION
                                 (Subservicer)

                        [on file with Master Servicer]




                                    F-1-1

                                                                   EXHIBIT F-2

                       FORM OF PERFORMANCE CERTIFICATION
                              (Indenture Trustee)

                       [on file with Indenture Trustee]





                                    F-2-1

                                                                     EXHIBIT G

                 FORM OF SERVICING CRITERIA TO BE ADDRESSED IN
                      ASSESSMENT OF COMPLIANCE STATEMENT

      Each assessment of compliance to be delivered shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
--------------------                                                                       ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
--------------------                                                                       ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
--------------------                                                                       ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
--------------------                                                                       ----------------------
                                      Cash Collection and Administration
--------------------                                                                       ----------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
--------------------                                                                       ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
--------------------                                                                       ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
--------------------                                                                       ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign
--------------------                                                                       ----------------------

                                                       G-1



------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------

                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Exchange Act.

--------------------                                                                       ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
--------------------                                                                       ----------------------
1122(d)(2)(vii)       Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
                                      Investor Remittances and Reporting
--------------------                                                                       ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the
                     Servicer.
--------------------                                                                       ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
--------------------                                                                       ----------------------
                     Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
--------------------                                                                       ----------------------
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
--------------------                                                                       ----------------------
                                          Pool Asset Administration
--------------------                                                                       ----------------------
1122(d)(4)(i)         Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.
--------------------                                                                       ----------------------
                     Mortgage loan and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements.
--------------------                                                                       ----------------------


                                                       G-2



------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
--------------------                                                                       ----------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree with the
                     Servicer's records with respect to an obligor's unpaid principal balance.
--------------------                                                                       ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
--------------------                                                                       ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
--------------------                                                                       ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.
--------------------                                                                       ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws;
                     and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------


                                                       G-3


------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
--------------------                                                                       ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
--------------------                                                                       ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
--------------------                                                                       ----------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
--------------------                                                                       ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
--------------------                                                                       ----------------------
                     ---------------------------------------------------------------------

-------------------- --------------------------------------------------------------------- ----------------------


                                [NAME OF MASTER SERVICER] [NAME OF
                                INDENTURE TRUSTEE] [NAME OF
                                SUBSERVICER]


                                Date:________________________________



                                By:  ________________________________
                                Name:
                                Title:

                                                                     EXHIBIT H


                         SARBANES-OXLEY CERTIFICATION
                       (Replacement of Master Servicer)

                                                                     EXHIBIT I


                         FORM OF RELIANCE CERTIFICATE

                       [on file with Indenture Trustee]

                  SALE AND SERVICING AGREEMENT ADOPTION ANNEX

      The Original Note Principal Balance of the Notes is $1,850,000,000, the Original Note Principal Balance of the Class 1-A Notes is $520,000,000, and the Original Note Principal Balance of the Class 2-A Notes is $1,330,000,000.

      The title of the Collection Account is "JPMorgan Chase Bank, N.A. as Indenture Trustee, Collection Account in trust for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 2006-C."

      The date on which the Master Servicer delivers the Officer's Certificate in each year is March 15, and the first Officer's Certificate pursuant to
Section 3.09 of the Sale and Servicing Agreement is March 15, 2007.

      The Sponsor Loss Coverage Amount is 1.00% of Original Note Principal Balance.

                                    SSA-1